Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

1 COLUMBUS CIRCLE
NEW YORK, NEW YORK	10019
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

1 Columbus Circle

New York, New York 10019

(212) 250 – 2500

(Name, address and telephone number of agent for service)

MAXEON SOLAR TECHNOLOGIES. LTD.

(Exact name of obligor as specified in its charter)

Singapore	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8 Marina Boulevard #05-02 Marina Bay Financial Centre 018981, Singapore	N/A
(Address of principal executive offices)	(Zip code)

Adjustable-Rate Convertible Second Lien Senior Secured Notes due 2028

(Title of the Indenture securities)

Item 1. General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

N/A.

Item 3. -15. Not Applicable

Item 16. List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998;Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, dated March 2, 2023 (see attached).

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

1

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 30th day of May, 2024.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Jacqueline Bartnick
Name:	Jacqueline Bartnick
Title:	Director

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Exhibit 4

AMENDED AND RESTATED
BY-LAWS

OF

DEUTSCHE BANK TRUST COMPANY AMERICAS

ARTICLE I

STOCKHOLDERS

Section 1.01. Annual Meeting. The annual meeting of the stockholders of Deutsche Bank Trust Company Americas (the “Company”) shall be held in the City of New York within the State of New York within the first four months of the Company’s fiscal year, on such date and at such time and place as the board of directors of the Company (“Board of Directors” or “Board”) may designate in the call or in a waiver of notice thereof, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

Section 1.02. Special Meetings. Special meetings of the stockholders of the Company may be called by the Board of Directors or by the President, and shall be called by the President or by the Secretary upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of stock of the Company issued and outstanding and entitled to vote, at such times. If for a period of thirteen months after the last annual meeting, there is a failure to elect a sufficient number of directors to conduct the business of the Company, the Board of Directors shall call a special meeting for the election of directors within two weeks after the expiration of such period; otherwise, holders of record of ten percent (10%) of the shares of stock of the Company entitled to vote in an election of directors may, in writing, demand the call of a special meeting at the office of the Company for the election of directors, specifying the date and month thereof, but not less than two nor more than three months from the date of such call. At any such special meeting called on demand of stockholders, the stockholders attending, in person or by proxy, and entitled to vote in an election of directors shall constitute a quorum for the purpose of electing directors, but not for the transaction of any other business.

Section 1.03. Notice of Meetings. Notice of the time, place and purpose of every meeting of stockholders shall be delivered personally or mailed not less than 10 nor more than 50 days before the date of such meeting (or any other action) to each stockholder of record entitled to vote, at his post office address appearing upon the records of the Company or at such other address as shall be furnished in writing by him to the Secretary of the Company for such purpose. Such further notice shall be given as may be required by law or by these By-Laws. Any meeting may be held without notice if all stockholders entitled to vote are present in person or by proxy, or if notice is waived in writing, either before or after the meeting, by those not present.

Section 1.04. Quorum. The holders of record of at least a majority of the shares of the stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall, except as otherwise provided by law, by the Company’s Organization Certificate or by these By-Laws, constitute a quorum at all meetings of the stockholders; if there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained.

Section 1.05. Organization of Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board or, if he is not present, by the President or, if he is not present, by a chairman to be chosen at the meeting. The Secretary of the Company, or in his absence an Assistant Secretary, shall act as secretary of the meeting, if present.

Section 1.06. Voting. At each meeting of stockholders, except as otherwise provided by statute, the Company’s Organization Certificate or these By-Laws, every holder of record of stock entitled to vote shall be entitled to one vote in person or by proxy for each share of such stock standing in his name on the records of the Company. Elections of directors shall be determined by a plurality of the votes cast thereat and, except as otherwise provided by statute, the Company’s Organization Certificate or these By-Laws, all other action shall be determined by a majority of the votes cast at such meeting.

At all elections of directors, the voting shall be by ballot or in such other manner as may be determined by the stockholders present in person or by proxy entitled to vote at such election.

Section 1.07. Action by Consent. Except as may otherwise be provided in the Company’s Organization Certificate, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote if, prior to such action, a written consent or consents thereto, setting forth such action, is signed by all the holders of record of shares of the stock of the Company, issued and outstanding and entitled to vote thereon, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE II

DIRECTORS

Section 2.01. Chairman of the Board. Following the election of the Board of Directors at each annual meeting, the elected Board shall appoint one of its members as Chairman. The Chairman of the Board shall preside at all meetings of the Board of Directors and of the stockholders, and he shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

Section 2.02. Lead Independent Director. Following the election of the Board of Directors at each annual meeting, the elected Board may appoint one of its independent members as its Lead Independent Director. When the Chairman of the Board is not present at a meeting of the Board of Directors, the Lead Independent Director, if there be one, shall preside.

Section 2.03. Director Emeritus. The Board of Directors may from time to time elect one or more Directors Emeritus. Each Director Emeritus shall be elected for a term expiring on the date of the regular meeting of the Board of Directors following the next annual meeting. No Director Emeritus shall be considered a “director” for purposes of these By-Laws or for any other purpose.

Section 2.04. Powers, Number, Quorum, Term, Vacancies, Removal. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Company’s Organization Certificate or by these By-Laws required to be exercised or done by the stockholders.

The number of directors may be changed by a resolution passed by a majority of the members of the Board of Directors or by a vote of the holders of record of at least a majority of the shares of stock of the Company issued and outstanding and entitled to vote, but at all times the Board of Directors must consist of not less than seven nor more than thirty directors. No more than one-third of the directors shall be active officers or employees of the Company. At least one-half of the directors must be citizens of the United States at the time of their election and during their continuance in office.

Except as otherwise required by law, rule or regulation, or by the Company’s Organization Certificate, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors, or such committee, as applicable. Any one or more members of the Board may participate in a meeting of the Board by means of a conference telephone or video, or other similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting. Whether or not a quorum shall be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time; notice of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment, but if the time and place of the adjourned meeting are announced, no additional notice shall be required to be given to the directors present at the time of adjournment.

Directors shall hold office until the next annual election and until their successors shall have been elected and shall have qualified. Director vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

Any one or more of the directors of the Company may be removed either with or without cause at any time by a vote of the holders of record of at least a majority of the shares of stock of the Company, issued and outstanding and entitled to vote, and thereupon the term of the director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors, to be filled by a vote of the stockholders as provided in these By-Laws.

Section 2.05. Meetings, Notice. Meetings of the Board of Directors shall be held at such place either within or without the State of New York, as may from time to time be fixed by resolution of the Board, or as may be specified in the call or in a waiver of notice thereof. Regular meetings of the Board of Directors and its Executive Committee shall be held as often as may be required under applicable law, and special meetings may be held at any time upon the call of two directors, the Chairman of the Board or the President, by oral, telegraphic or written notice duly served on or sent or mailed to each director not less than two days before such meeting. Any meeting may be held without notice, if all directors are present, or if notice is waived in writing, either before or after the meeting, by those not present.

Section 2.06. Compensation. The Board of Directors may determine, from time to time, the amount of compensation, which shall be paid to its members. The Board of Directors shall also have power, in its discretion, to allow a fixed sum and expenses for attendance at each regular or special meeting of the Board, or of any committee of the Board. The Board of Directors shall also have power, in its discretion, to provide for and pay to directors rendering services to the Company not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

ARTICLE III

COMMITTEES

Section 3.01. Executive Committee. There shall be an Executive Committee of the Board who shall be appointed annually by resolution adopted by the majority of the entire Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, such other member of the Executive Committee as the Executive Committee from time to time may designate shall preside at such meetings.

Section 3.02. Audit and Fiduciary Committee. There shall be an Audit and Fiduciary Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of independent directors, as may from time to time be fixed by the Audit and Fiduciary Committee charter adopted by the Board of Directors.

Section 3.03. Other Committees. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

Section 3.04. Limitations. No committee shall have the authority as to the following matters: (i) the submission to stockholders of any action that needs stockholders’ authorization under New York Banking Law; (ii) the filling of vacancies in the Board of Directors or in any such committee; (iii) the fixing of compensation of the directors for serving on the Board of Directors or on any committee; (iv) the amendment or repeal of these By-Laws, or the adoption of new by-laws; (v) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable; or (vi) the taking of action which is expressly required by any provision of New York Banking Law to be taken at a meeting of the Board of Directors or by a specified proportion of the directors.

ARTICLE IV

OFFICERS

Section 4.01. Titles and Election. The officers of the Company, who shall be chosen by the Board of Directors within twenty-five days after each annual meeting of stockholders, shall be a President, Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Treasurer, Secretary, and a General Auditor. The Board of Directors from time to time may elect one or more Managing Directors, Directors, Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers and agents as it shall deem necessary, and may define their powers and duties. Any number of offices may be held by the same person, except the offices of President and Secretary.

Section 4.02. Terms of Office. Each officer shall hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified.

Section 4.03. Removal. Any officer may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the Board of Directors.

Section 4.04. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.05. Vacancies. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the Board of Directors may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred.

Section 4.06. President. The President shall have general authority to exercise all the powers necessary for the President of the Company. In the absence of the Chairman and the Lead Independent Director, the President shall preside at all meetings of the Board of Directors and of the stockholders. The President shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to the office of the president of a corporation and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.07. Chief Executive Officer. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Company. The Chief Executive Officer shall exercise the powers and perform the duties usual to the chief executive officer and, subject to the control of the Board of Directors, shall have general management and control of the affairs and business of the Company; he shall appoint and discharge employees and agents of the Company (other than officers elected by the Board of Directors); he shall see that all orders and resolutions of the Board of Directors are carried into effect; he shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to the office of the chief executive officer of a corporation and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.08. Chief Risk Officer. The Chief Risk Officer shall have the responsibility for the risk management and monitoring of the Company. The Chief Risk Officer shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to his office and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.09. Chief Financial Officer. The Chief Financial Officer shall have the responsibility for reporting to the Board of Directors on the financial condition of the Company, preparing and submitting all financial reports required by applicable law, and preparing annual financial statements of the Company and coordinating with qualified third party auditors to ensure such financial statements are audited in accordance with applicable law.

Section 4.10. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys, and other valuable effects in the name and to the credit of the Company, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Company.

Section 4.11. Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of proceedings in records or books to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors and shall perform such other duties and have such other powers as may be incident to the office of the secretary of a corporation and as from time to time may otherwise be prescribed by the Board of Directors. The Secretary shall have and be the custodian of the stock records and all other books, records and papers of the Company (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed.

Section 4.12. General Auditor. The General Auditor shall be responsible, through the Audit and Fiduciary Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit and Fiduciary Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit and Fiduciary Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit and Fiduciary Committee may request.

Section 4.13. Managing Directors, Directors and Vice Presidents. If chosen, the Managing Directors, Directors and Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, exercise all of the powers and duties of the President. Such Managing Directors, Directors and Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Company, and they shall perform such other duties and have such other powers as may be incident to their respective offices and as from time to time may be prescribed by the Board of Directors or the President.

Section 4.14. Duties of Officers may be Delegated. In case of the absence or disability of any officer of the Company, or for any other reason that the Board may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

Section 5.01. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Company. Subject to the other provisions of this Article V, and subject to applicable law, the Company shall indemnify any person made or threatened to be made a party to an action or proceeding (other than one by or in the right of the Company to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company served in any capacity at the request of the Company, by reason of the fact that such person, his or her testator or intestate, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, and had no reasonable cause to believe that such person’s conduct was unlawful.

Section 5.02. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Company. Subject to the other provisions of this Article V, and subject to applicable law, the Company shall indemnify any person made, or threatened to be made, a party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person, his or her testator or intestate, is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by such person in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, except that no indemnification under this Section 5.02 shall be made in respect of (a) a threatened action, or a pending action which is settled or otherwise disposed of, or (b) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

Section 5.03. Authorization of Indemnification. Any indemnification under this Article V (unless ordered by a court) shall be made by the Company only if authorized in the specific case (i) by the Board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be; or (ii) if a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, (x) by the Board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be, has been met by such director or officer; or (y) by the stockholders upon a finding that the director or officer has met the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be. A person who has been successful on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Sections 5.01 or 5.02, shall be entitled to indemnification as authorized in such section.

Section 5.04. Good Faith Defined. For purposes of any determination under Section 5.03, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, or to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Company or another enterprise, or on information supplied to such person by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The provisions of this Section 5.04 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be.

Section 5.05. Serving an Employee Benefit Plan on behalf of the Company. For the purpose of this Article V, the Company shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Company also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

Section 5.06. Indemnification upon Application to a Court. Notwithstanding the failure of the Company to provide indemnification and despite any contrary resolution of the Board or stockholders under Section 5.03, or in the event that no determination has been made within ninety days after receipt of the Company of a written claim therefor, upon application to a court by a director or officer, indemnification shall be awarded by a court to the extent authorized in Section 5.01 or Section 5.02. Such application shall be upon notice to the Company. Neither a contrary determination in the specific case under Section 5.03 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.

Section 5.07. Expenses Payable in Advance. Subject to the other provisions of this Article V, and subject to applicable law, expenses incurred in defending a civil or criminal action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount (i) if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Article V, (ii) where indemnification is granted, to the extent expenses so advanced by the Company or allowed by a court exceed the indemnification to which such person is entitled and (iii) upon such other terms and conditions, if any, as the Company deems appropriate. Any such advancement of expenses shall be made in the sole and absolute discretion of the Company only as authorized in the specific case upon a determination made, with respect to a person who is a director or officer at the time of such determination, (i) by the Board acting by a quorum consisting of directors who are not parties to such action or proceeding, or (ii) if a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (x) by the Board upon the opinion in writing of independent legal counsel or (y) by the stockholders and, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Company. Without limiting the foregoing, the Company reserves the right in its sole and absolute discretion to revoke at any time any approval previously granted in respect of any such request for the advancement of expenses or to, in its sole and absolute discretion, impose limits or conditions in respect of any such approval.

Section 5.08. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses granted pursuant to, or provided by, this Article V shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled whether contained in the Company’s Organization Certificate, these By-Laws or, when authorized by the Organization Certificate or these By-Laws, (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this Article V shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 5.09. Insurance. Subject to the other provisions of this Article V, the Company may purchase and maintain insurance (in a single contract or supplement thereto, but not in a retrospective rated contract): (i) to indemnify the Company for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this Article V, (ii) to indemnify directors and officers in instances in which they may be indemnified by the Company under the provisions of this Article V and applicable law, and (iii) to indemnify directors and officers in instances in which they may not otherwise be indemnified by the Company under the provisions of this Article V, provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the New York Superintendent of Financial Services, for a retention amount and for co-insurance. Notwithstanding the foregoing, any such insurance shall be subject to the provisions of, and the Company shall comply with the requirements set forth in, Section 7023 of the New York State Banking Law.

Section 5.10. Limitations on Indemnification and Insurance. All indemnification and insurance provisions contained in this Article V are subject to any limitations and prohibitions under applicable law, including but not limited to Section 7022 (with respect to indemnification, advancement or allowance) and Section 7023 (with respect to insurance) of the New York State Banking Law and the Federal Deposit Insurance Act (with respect to administrative proceedings or civil actions initiated by any federal banking agency). Notwithstanding anything contained in this Article V to the contrary, no indemnification, advancement or allowance shall be made (i) to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (ii) in any circumstance where it appears (a) that the indemnification would be inconsistent with a provision of the Company’s Organization Certificate, these By-Laws, a resolution of the Board or of the stockholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) if there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

Notwithstanding anything contained in this Article V to the contrary, but subject to any requirements of applicable law, (i) except for proceedings to enforce rights to indemnification (which shall be governed by Section 5.06), the Company shall not be obligated to indemnify any director or officer (or his testators intestate) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company, (ii) with respect to indemnification or advancement of expenses relating to attorneys’ fees under this Article V, counsel for the present or former director or officer must be reasonably acceptable to the Company (and the Company may, in its sole and absolute discretion, establish a panel of approved law firms for such purpose, out of which the present or former director or officer could be required to select an approved law firm to represent him), (iii) indemnification in respect of amounts paid in settlement shall be subject to the prior consent of the Company (not to be unreasonably withheld), (iv) any and all obligations of the Corporation under this Article V shall be subject to applicable law, (v) in no event shall any payments pursuant to this Article V be made if duplicative of any indemnification or advancement of expenses or other reimbursement available to the applicable director or officer (other than for coverage maintained by such person in his individual capacity), and (vi) no indemnification or advancement of expenses shall be provided under these By-Laws to any person in respect of any expenses, judgments, fines or amounts paid in settlement to the extent incurred by such person in his capacity or position with another entity (including, without limitation, an entity that is a stockholder of the Company or any of the branches or affiliates of such stockholder), except as expressly provided in these By-Laws in respect of such person’s capacity and position as a director or officer of the Company or such person is a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 5.11. Indemnification of Other Persons. The Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses (whether pursuant to an adoption of a policy or otherwise) to employees and agents of the Company (whether similar to those conferred in this Article V upon directors and officers of the Company or on other terms and conditions authorized from time to time by the Board of Directors), as well as to employees of direct and indirect subsidiaries of the Company and to other persons (or categories of persons) approved from time to time by the Board of Directors.

Section 5.12. Repeal. Any repeal or modification of this Article V shall not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Company existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VI

CAPITAL STOCK

Section 6.01. Certificates. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock shall be signed by the Chairman of the Board or the President or a Managing Director or a Director or a Vice President and by the Secretary, or the Treasurer, or an Assistant Secretary, or an Assistant Treasurer, sealed with the seal of the Company or a facsimile thereof, and countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. Where any such certificate is countersigned by a transfer agent other than the Company or its employee, or registered by a registrar other than the Company or its employee, the signature of any such officer may be a facsimile signature. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Company, whether because of death, resignation, retirement, disqualification, removal or otherwise, before such certificate or certificates shall have been delivered by the Company, such certificate or certificates may nevertheless be adopted by the Company and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Company.

Section 6.02. Transfer. The shares of stock of the Company shall be transferred only upon the books of the Company by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

Section 6.03. Record Dates. The Board of Directors may fix in advance a date, not less than 10 nor more than 50 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the distribution or allotment of any rights, or the date when any change, conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to receive any distribution or allotment of such rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such distribution or allotment or rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Company after any such record date fixed as aforesaid.

Section 6.04. Lost Certificates. In the event that any certificate of stock is lost, stolen, destroyed or mutilated, the Board of Directors may authorize the issuance of a new certificate of the same tenor and for the same number of shares in lieu thereof. The Board may in its discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate or the legal representative of the owner to make an affidavit or affirmation setting forth such facts as to the loss, destruction or mutilation as it deems necessary and to give the Company a bond in such reasonable sum as it directs to indemnify the Company.

ARTICLE VII

CHECKS, NOTES, ETC.

Section 7.01. Checks, Notes, Etc. All checks and drafts on the Company’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, may be signed by the President or any Managing Director or any Director or any Vice President and may also be signed by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01. Fiscal Year. The fiscal year of the Company shall be from January 1 to December 31, unless changed by the Board of Directors.

Section 8.02. Books. There shall be kept at such office of the Company as the Board of Directors shall determine, within or without the State of New York, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

Section 8.03. Voting of Stock. Unless otherwise specifically authorized by the Board of Directors, all stock owned by the Company, other than stock of the Company, shall be voted, in person or by proxy, by the President or any Managing Director or any Director or any Vice President of the Company on behalf of the Company.

ARTICLE IX

AMENDMENTS

Section 9.01. Amendments. The vote of the holders of at least a majority of the shares of stock of the Company issued and outstanding and entitled to vote shall be necessary at any meeting of stockholders to amend or repeal these By-Laws or to adopt new by-laws. These By-Laws may also be amended or repealed, or new by-laws adopted, at any meeting of the Board of Directors by the vote of at least a majority of the entire Board, provided that any by-law adopted by the Board may be amended or repealed by the stockholders in the manner set forth above.

Any proposal to amend or repeal these By-Laws or to adopt new by-laws shall be stated in the notice of the meeting of the Board of Directors or the stockholders or in the waiver of notice thereof, as the case may be, unless all of the directors or the holders of record of all of the shares of stock of the Company issued and outstanding and entitled to vote are present at such meeting.

Exhibit 7

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 Board of Governors of the Federal Reserve System Federal Deposit Insurance Corporation Office of the Comptroller of the Currency OMB Number 7100 - 0036 OMB Number 3064 - 0052 OMB Number 1557 - 0081 Approval expires August 31, 2026 Page 1 of 85 Federal Financial Institutions Examination Council Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only — FFIEC 041 Report at the close of business March 31, 2024 20240331 (RCON 9999) This report form is to be filed by banks with domestic offices only and total consolidated assets of less than $ 100 billion, except those banks that file the FFIEC 051 , and those banks that are advanced approaches institutions for regulatory capital purposes that are required to file the FFIEC 031 . This report is required by law : 12 U . S . C . † 324 (State member banks) ; 12 U . S . C . † 1817 (State nonmember banks) ; 12 U . S . C . † 161 (National banks) ; and 12 U . S . C . † 1464 (Savings associations) . Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations. NOTE : Each bank’s board of directors and senior management are schedules) for this report date have been prepared in confor - responsible for establishing and maintaining an effective system of mance with the instructions issued by the appropriate Federal internal control, including controls over the Reports of Condition and regulatory authority and are true and correct to the best of my Income . The Reports of Condition and Income are to be prepared in knowledge and belief . accordance with federal regulatory authority instructions . The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state nonmember banks and three directors for state member banks, national banks, and savings associations . We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct . I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting Director (Trustee) Signature of Chief Financial Officer (or Equivalent) Director (Trustee) 04/30/2024 Date of Signature Director (Trustee) Submission of Reports Each bank must file its Reports of Condition and Income (Call To fulfill the signature and attestation requirement for the Reports Report) data by either: of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer gener - (a) Using computer software to prepare its Call Report and then ated version of this page) to the hard - copy record of the data file submitting the report data directly to the FFIEC’s Central Data submitted to the CDR that your bank must place in its files. Repository (CDR), an Internet - based system for data collec - tion (https://cdr.ffiec.gov/cdr/), or The appearance of your bank’s hard - copy record of the submitted (b) Completing its Call Report in paper form and arranging with a data file need not match exactly the appearance of the FFIEC’s software vendor or another party to convert the data into the sample report forms, but should show at least the caption of each electronic format that can be processed by the CDR . The Call Report item and the reported amount . software vendor or other party then must electronically submit the bank’s data file to the CDR. DEUTSCHE BANK TRUST COMPANY AMERICAS Legal Title of Bank (RSSD 9017) For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR - 3111, by New York fax at (703) 774 - 3946, or by e - mail at cdr.help@cdr.ffiec.gov. City (RSSD 9130) FDIC Certificate Number 623 NY State Abbreviation (RSSD 9200) Legal Entity Identifier (LEI) 10019 Zip Code (RSSD 9220) (RSSD 9050) 8EWQ2UQKS07AKK8ANH81 (Report only if your institution already has an LEI.) (RCON 9224) The estimated average burden associated with this information collection is 54 . 60 hours per respondent and is expected to vary by institution, depending on individual circumstances . Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities . A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number . Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503 , and to one of the following : Secretary, Board of Governors of the Federal Reserve System, 20 th and C Streets, NW, Washington, DC 20551 ; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219 ; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429 . 03/2024 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 2 of 85 Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only Table of Contents Signature Page ................................................... ...........................1 Schedule RC - E — Deposit Liabilities....................RC - 17, 18, 19 Schedule RC - F — Other Assets........................................RC - 20 Schedule RC - G — Other Liabilities...................................RC - 20 Schedule RC - K — Quarterly Averages.......................RC - 21, 22 Contact Information ........................................... ...................... 3, 4 Report of Income Schedule RI — Income Statement........................ ..........RI - 1, 2, 3, 4 Schedule RI - A — Changes in Bank Equity Capital......................RI - 5 Schedule RI - B — Charge - offs and Recoveries on Loans and Leases and Changes in Allowances for Credit Losses Part I. Charge - offs and Recoveries on Loans and Leases.....................................................................RI - 6, 7 Part II. Changes in Allowances for Credit Losses..............................................................................RI - 8 Schedule RI - C — Disaggregated Data on the Allowances for Credit Losses (to be completed only by selected banks)....... ......................RI - 9 Schedule RI - E — Explanations............................. ..............RI - 10, 11 Schedule RC - L — Derivatives and Off - Balance - Sheet Items......................... ...RC - 23, 24, 25, 26 Schedule RC - M — Memoranda............................RC - 27, 28, 29 Schedule RC - N — Past Due and Nonaccrual Loans, Leases, and Other Assets.....................RC - 30, 31, 32, 33, 34 Schedule RC - O — Other Data for Deposit Insurance Assessments..................RC - 35, 36, 37, 38, 39, 40 Schedule RC - P — 1 – 4 Family Residential Mortgage Banking Activities (to be completed only by selected banks)................................................RC - 41 Schedule RC - Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis (to be completed only by selected banks)...................RC - 42, 43, 44 Report of Condition Schedule RC — Balance Sheet..............................................RC - 1, 2 Schedule RC - R — Regulatory Capital: Part I. Regulatory Capital Components and Ratios................................................RC - 45, 46, 47, 48 Part II. Risk - Weighted Assets....................................RC - 49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62 Schedule RC - A — Cash and Balances Due from Depository Institutions (to be completed only by selected banks)...........................RC - 3 Schedule RC - B — Securities......................................RC - 3, 4, 5, 6, 7 Schedule RC - C — Loans and Lease Financing Receivables: Part I. Loans and Leases........................RC - 8, 9, 10, 11, 12, 13 Part II. Loans to Small Businesses and Small Farms.............................................................. RC - 14,15 Schedule RC - S — Servicing, Securitization, and Asset Sale Activities......................... ..............RC - 63, 64 Schedule RC - T — Fiduciary and Related Services......................................................RC - 65, 66, 67, 68 Schedule RC - V — Variable Interest Entities ....................RC - 69 Schedule RC - D — Trading Assets and Liabilities (to be completed only by selected banks)..............................................................…...............RC - 16 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income...............................................RC - 70 For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688 - FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 3 of 85 Contact Information for the Reports of Condition and Income To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank — other than the Chief Financial Officer (or equivalent) — to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e - mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public. Chief Financial Officer (or Equivalent) Signing the Reports Mona Nag Name (TEXT C490) CFO Title (TEXT C491) mona.nag@db.com E - mail Address (TEXT C492) 212 - 250 - 0302 Area Code / Phone Number / Extension (TEXT C493) 212 - 797 - 5376 Area Code / FAX Number (TEXT C494) Other Person to Whom Questions about the Reports Should be Directed Scott Iacono Name (TEXT C495) Director Title (TEXT C496) Scott.Iacono@db.com E - mail Address (TEXT 4086) 212 - 250 - 8948 Area Code / Phone Number / Extension (TEXT 8902) 212 - 797 - 5376 Area Code / FAX Number (TEXT 9116) Chief Executive Officer Contact Information This information is being requested so the Agencies can distribute notifications about policy initiatives, deposit insurance assessments, and other matters directly to the Chief Executive Officers of reporting institutions. Notifications about other matters may include emergency notifications that may or may not also be sent to the institution’s emergency contacts listed below. Please provide contact information for the Chief Executive Officer of the reporting institution. Enter “none” for the Chief Executive Officer’s e - mail address or fax number if not available. Chief Executive Officer contact information is for the confidential use of the Agencies and will not be released to the public. Chief Executive Officer Arjun Nagarkatti Name (TEXT FT42) arjun.nagarkatti@db.com E - mail Address (TEXT FT44) 442075450031 Area Code / Phone Number / Extension (TEXT FT43) 212 - 797 - 4932 Area Code / FAX Number (TEXT FT45) Emergency Contact Information This information is being requested so the Agencies can distribute critical, time - sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision - making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e - mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public. Primary Contact Arjun Nagarkatti Name (TEXT C366) Managing Director Title (TEXT C367) Arjun.Nagarkatti@db.com E - mail Address (TEXT C368) 442075450031 Area Code / Phone Number / Extension (TEXT C369) 212 - 797 - 4932 Area Code / FAX Number (TEXT C370) Secondary Contact Michael Connolly Name (TEXT C371) Managing Director Title (TEXT C372) Michael.Connolly@db.com E - mail Address (TEXT C373) 212 - 250 - 1483 Area Code / Phone Number / Extension (TEXT C374) 212 - 797 - 4932 Area Code / FAX Number (TEXT C375) 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 4 of 85 USA PATRIOT Act Section 314(a) Anti - Money Laundering Contact Information This information is being requested to identify points - of - contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti - terrorist financing and anti - money - laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.). Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e - mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public. Primary Contact Paul Khareyn Name (TEXT C437) Secondary Contact Joe Evans Name (TEXT C442) Director Title (TEXT C438) Managing Director Title (TEXT C443) Paul.Khareyn@db.com E - mail Address (TEXT C439) Joe.Evans@db.com E - mail Address (TEXT C444) 212 - 250 - 6774 Area Code / Phone Number / Extension (TEXT C440) 212 - 250 - 1213 Area Code / Phone Number / Extension (TEXT C445) Third Contact Hatton Hillin Name (TEXT C870) Fourth Contact Cristian Ilut Name (TEXT C875) Assistant Vice President Title (TEXT C871) Assistant Vice President Title (TEXT C876) Hatton.Hillin@db.com E - mail Address (TEXT C872) Cristian.Ilut@db.com E - mail Address (TEXT C877) 904 - 520 - 5106 Area Code / Phone Number / Extension (TEXT C873) 347 - 863 - 0715 Area Code / Phone Number / Extension (TEXT C878)

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 5 of 85 RI - 1 Consolidated Report of Income for the period January 1, 2024 – March 31, 2024 Schedule RI — Income Statement Amount RIAD Dollar Amounts in Thousands 1. Interest income: a. Interest and fee income on loans: (1) Loans secured by real estate: (a) Loans secured by 1 – 4 family residential properties……………………………………….............. (b) All other loans secured by real estate………………………………………………………............. (2) Commercial and industrial loans…………………………………………………………………............. (3) Loans to individuals for household, family, and other personal expenditures: (a) Credit cards…………………………………………………………………………………………...... (b) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)……………………………………………………………………..…………… (4) Not applicable (5) All other loans (1) ………………………………………………………….............................................. (6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))………………….... a. Income from lease financing receivables……………………………………..………..….………............... b. Interest income on balances due from depository institutions (2) ……………………………………......... c. Interest and dividend income on securities: (1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage - backed securities)………………………………………………………………… (2) Mortgage - backed securities……………………………………………………………………………….. (3) All other securities (includes securities issued by states and political subdivisions in the U.S.)…………………………………………………………………………………… e. Not applicable f. Interest income on federal funds sold and securities purchased under agreements to resell………….. g. Other interest income……………………………………………………………………………….................. h. Total interest income (sum of items 1.a.(6) through 1.g)…………………………………………............... 1. Interest expense: a. Interest on deposits: (1) Transaction accounts (interest - bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)…………………………………………………… (2) Nontransaction accounts: (a) Savings deposits (includes MMDAs) …………………………………………………..................... (b) Time deposits of $250,000 or less……………………………………………………….................. (c) Time deposits of more than $250,000……………………………………………………………….. a. Expense of federal funds purchased and securities sold under agreements to repurchase………….... b. Interest on trading liabilities and other borrowed money…………………………………...………............ c. Interest on subordinated notes and debentures..................................................................................... d. Total interest expense (sum of items 2.a through 2.d)............................................................................ 22,000 4435 78,000 4436 37,000 4012 0 B485 6,000 B486 127,000 4058 270,000 4010 0 4065 153,000 4115 1,000 B488 0 B489 0 4060 80,000 4020 1,000 4518 505,000 4107 143,000 4508 21,000 0093 0 HK03 3,000 HK04 0 4180 6,000 4185 0 4200 173,000 4073 332,000 4074 3. Net interest income (item 1.h minus 2.e)............................................................. 4. Provisions for credit losses (3) .......................................................................... 0 JJ33 1.a.(1)(a) 1.a.(1)(b) 1.a.(2) 1.a.(3)(a) 1.a.(3)(b) 1.a.(5) 1.a.(6) 1.b. 1.c. 1.d.(1) 1.d.(2) 1.d.(3) 1.f. 1.g. 1.h. 2.a.(1) 2.a.(2)(a) 2.a.(2)(b) 2.a.(2)(c) 2.b. 2.c. 2.d. 2.e. 3. 4. 1. Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.” 2. Includes interest income on time certificates of deposit not held for trading. 3. Institutions should report in item 4 the provisions for credit losses on all financial assets and off - balance - sheet credit exposures. 06/2012 03/2024

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 6 of 85 RI - 2 Schedule RI — Continued Year - to - date Dollar Amounts in Thousands Amount RIAD 5. Noninterest income: a. Income from fiduciary activities (1) ............................................................................................................... b. Service charges on deposit accounts........................................................................................................... c. Trading revenue...................................................................................................................... ... .................... d. Income from securities - related and insurance activities: (1) Fees and commissions from securities brokerage.................................................................................. (2) Investment banking, advisory, and underwriting fees and commissions................................................. (3) Fees and commissions from annuity sales.............................................................................................. (4) Underwriting income from insurance and reinsurance activities.............................................................. (5) Income from other insurance activities.................................................................................................... e. Venture capital revenue...................................................................................................................... ... ....... f. Net servicing fees......................................................................................................................... ... ............. g. Net securitization income....................................................................................................................... ... .... h. Not applicable i. Net gains (losses) on sales of loans and leases........................................................................................... j. Net gains (losses) on sales of other real estate owned................................................................................ k. Net gains (losses) on sales of other assets (2) ............................................................................................... l. Other noninterest income*...................................................................................................................... ... ... 67,000 4070 32,000 4080 0 A220 0 C886 0 C888 0 C887 0 C386 0 C387 0 B491 0 B492 0 B493 0 5416 0 5415 0 B496 (123,000) B497 (24,000) 4079 m Total noninterest income (sum of items 5.a through 5.l)………………….…..…..… 6. a. Realized gains (losses) on held - to - maturity securities……………………………….. b. Realized gains (losses) on available - for - sale debt securities………………..…..…… 0 3521 0 3196 7. Noninterest expense: a. Salaries and employee benefits.................................................................................................................... b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest).............................................................. c. (1) Goodwill impairment losses..................................................................................................................... (2) Amortization expense and impairment losses for other intangible assets............................................... d. Other noninterest expense*..................................................................................................................... ... .. 34,000 4135 7,000 4217 0 C216 0 C232 179,000 4092 220,000 4093 e. Total noninterest expense (sum of items 7.a through 7.d)....................................... 8. a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued 88,000 HT69 operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)……..…..………… b. Change in net unrealized holding gains (losses) on equity securities 1,000 HT70 not held for trading (3) ..…..…………………………..…..…………………………..…..… c. Income (loss) before applicable income taxes and discontinued 89,000 4301 operations (sum of items 8.a and 8.b)……..…..…………………………..…..……… 9. Applicable income taxes (on item 8.c).......................................................................... 10. Income (loss) before discontinued operations (item 8.c minus item 9)......................... 11. Discontinued operations, net of applicable income taxes*............................................ 24,000 4302 65,000 4300 0 FT28 12. Net income (loss) attributable to bank and noncontrolling (minority) 65,000 G104 interests (sum of items 10 and 11)................................................................................ 13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a 0 G103 negative value).............................................................................................................. 14. Net income (loss) attributable to bank (item 12 minus item 13).................................... 65,000 4340 5.a. 5.b. 5.c. 5.d.(1) 5.d.(2) 5.d.(3) 5.d.(4) 5.d.(5) 5.e. 5.f. 5.g. 5.i. 5.j. 5.k. 5.l. 5.m. 6.a. 6.b. 7.a. 7.b. 7.c.(1) 7.c.(2) 7.d. 7.e. 8.a. 8.b 8.c. 9. 10. 11. 12. 13. 14. * Describe on Schedule RI - E — Explanations. 1. For banks required to complete Schedule RC - T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC - T, item 22. 2. Exclude net gains (losses) on sales of trading assets and held - to - maturity and available - for - sale debt securities. 3. Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 7 of 85 RI - 3 Schedule RI — Continued Year - to - date Memoranda Dollar Amounts in Thousands Amount RIAD 1. Interest expense incurred to carry tax - exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes…………………………………..... Memorandum item 2 is to be completed by banks with $1 billion or more in total assets (1) 2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)………………………………………………………………………………… 3. Income on tax - exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)…………………………………………………………………… 4. Income on tax - exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))………………………………………………………………………… 5. Number of full - time equivalent employees at end of current period (round to nearest whole number)……………………………………………………………………………… Memorandum item 6 is to be completed by: (1) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part I, item 3) exceeding 5 percent of total loans 6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))...................................................................................................... 7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) (2) …………………………......................……….............. 8. Not applicable Memorandum items 9.a and 9.b are to be completed by banks with $10 billion or more in total assets. (1) 9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account: a. Net gains (losses) on credit derivatives held for trading…………………………………………………… b. Net gains (losses) on credit derivatives held for purposes other than trading………………………… Memorandum item 10 is to be completed by banks with $300 million or more in total assets. (1) 10. Credit losses on derivatives (see instructions)………………………………………………………………… 11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?........................................................................................................................ .. .. 0 4513 0 8431 0 4313 0 4507 Number 377 4150 Amount 0 4024 Date RIAD 00000000 9106 Amount 0 C889 0 C890 0 A251 No Yes RIAD x A530 M.1. M.2. M.3. M.4. M.5. M.6. M.7. M.9.a. M.9.b. M.10. M.11. 12. Not applicable 1. The asset - size tests and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023 , Report of Condition. 2. Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2024 , would report 20240301 . 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 8 of 85 RI - 4 Schedule RI — Continued Memoranda — Continued Year - to - date Dollar Amounts in Thousands Amount RIAD Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option. 13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option: a. Net gains (losses) on assets.................................................................................................................... (1) Estimated net gains (losses) on loans attributable to changes in instrument - specific credit risk......................................................................................................................... ... .................. b. Net gains (losses) on liabilities................................................................................................................. (1) Estimated net gains (losses) on liabilities attributable to changes in instrument - specific credit risk......................................................................................................................... ... .................. 14. Not applicable Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets (1) that answered “Yes” to Schedule RC - E, Memorandum item 5. 15. Components of service charges on deposit accounts (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b): a. Consumer overdraft - related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use .............................................................................. b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use .............................................................................. c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use .............................................................................. d. All other service charges on deposit accounts ........................................................................................ 0 F551 0 F552 0 F553 0 F554 NA H032 NA H033 NA H034 NA H035 M.13.a. M.13.a.(1) M.13.b. M.13.b.(1) M.15.a. M.15.b. M.15.c. M.15.d. 1 . The $1 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 9 of 85 RI - 5 Schedule RI - A — Changes in Bank Equity Capital Dollar Amounts in Thousands 1. Total bank equity capital most recently reported for the December 31, 2023 , Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)....................................... 1. 2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*...................................................................................................................... ... ................ 2. 3. 4. 3. Balance end of previous calendar year as restated (sum of items 1 and 2)................................................. 4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)................................................... 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)......................................................................................................... 5. 6. 7. 8. 9. 10. 6. Treasury stock transactions, net................................................................................................................... 7. Changes incident to business combinations, net.......................................................................................... 8. LESS: Cash dividends declared on preferred stock..................................................................................... 9. LESS: Cash dividends declared on common stock...................................................................................... 10. Other comprehensive income (1) ................................................................................................................... 11. Other transactions with stockholders (including a parent holding company)* (not included in items 5, 6, 8, or 9 above)..................................................................................................... 11. Amount RIAD 9,665,000 3217 0 B507 9,665,000 B508 65,000 4340 0 B509 0 B510 0 4356 0 4470 0 4460 (3,000) B511 0 4415 9,727,000 3210 12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a).......................................................................................................... 12. * Describe on Schedule RI - E — Explanations. 1. Includes, but is not limited to, changes in net unrealized holding gains (losses) on available - for - sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan - related changes other than net periodic benefit cost. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 10 of 85 RI - 6 Schedule RI - B — Charge - offs and Recoveries on Loans and Leases and Changes in Allowances for Credit Losses Part I. Charge - offs and Recoveries on Loans and Leases (Column B) Recoveries (Column A) Charge - offs (1) Part I includes charge - offs and recoveries through the allocated transfer risk reserve. Dollar Amounts in Thousands Calendar Year - to - date Amount RIAD Amount RIAD 1. Loans secured by real estate: a. Construction, land development, and other land loans: (1) 1 – 4 family residential construction loans………………………………..... (2) Other construction loans and all land development and other land loans…………………………………………………………………..... b. Secured by farmland ……………………………………................................ c. Secured by 1 – 4 family residential properties: (1) Revolving, open - end loans secured by 1 – 4 family residential properties and extended under lines of credit…………………………..... (2) Closed - end loans secured by 1 – 4 family residential properties: (a) Secured by first liens…………………………………………………... (b) Secured by junior liens……………………………………………….... d. Secured by multifamily (5 or more) residential properties…………………… e. Secured by nonfarm nonresidential properties: (1) Loans secured by owner - occupied nonfarm nonresidential properties…………………………………………………… (2) Loans secured by other nonfarm nonresidential properties.................... 2. and 3. Not applicable 4. Commercial and industrial loans………………………………………………… 5. Loans to individuals for household, family, and other personal expenditures: a. Credit cards….............................................................................................. b. Automobile loans…...................................................................................... c. Other (includes revolving credit plans other than credit cards and other consumer loans)….............................................................................. 6. Not applicable 7. All other loans (2) …......................................................................................... 8. Lease financing receivables…......................................................................... 9. Total (sum of items 1 through 8)….................................................................. 0 C892 0 C891 0 C894 0 C893 0 3585 0 3584 0 5412 0 5411 0 C217 0 C234 0 C218 0 C235 0 3589 0 3588 0 C896 0 C895 0 C898 0 C897 0 4608 0 4638 0 B515 0 B514 0 K133 0 K129 0 K206 0 K205 0 4628 0 4644 0 4267 0 4266 0 4605 0 4635 1.a.(1) 1.a.(2) 1.b. 1.c.(1) 1.c.(2)(a) 1.c.(2)(b) 1.d. 1.e.(1) 1.e.(2) 4. 5.a. 5.b. 5.c. 7. 8. 9. 1. Include write - downs arising from transfers of loans to a held - for - sale account. 2. Includes charge - offs and recoveries on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.” 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 11 of 85 RI - 7 Schedule RI - B — Continued Memoranda (Column B) Recoveries (Column A) Charge - offs (1) Dollar Amounts in Thousands Calendar Year - to - date Amount RIAD Amount RIAD 1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI - B, Part I, items 4 and 7, above…........................................................ 2. Memorandum items 2.a. through 2.d. are to be completed by banks with $300 million or more in total assets: (2) a. Loans secured by real estate to non - U.S. addressees (domicile) (included in Schedule RI - B, Part I, item 1, above)…........................................... b. Not applicable c. Commercial and industrial loans to non - U.S. addressees (domicile) (included in Schedule RI - B, Part I, item 4 above) ............................................... d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI - B, Part I, item 8, above)…..................... Memorandum item 3 is to be completed by: (2) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part I, item 3) exceeding 5 percent of total loans: 3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI - B, Part I, item 7, above) .................................................. 0 5410 0 5409 0 4662 0 4652 0 4618 0 4646 0 F187 0 F185 0 4665 0 4655 M.1. M.2.a. M.2.c. M.2.d. M.3. Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge - offs against the allowance for credit losses on loans and leases).....…............ Calendar Year - to - date Amount RIAD NA C388 M.4. 1. Include write - downs arising from transfers of loans to a held - for - sale account. 2. The $300 million asset - size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 12 of 85 RI - 8 Schedule RI - B — Continued Part II. Changes in Allowances for Credit Losses (Column C) Available - for - Sale Debt Securities (Column B) Held - to - Maturity Debt Securities (Column A) Loans and Leases Held for Investment Dollar Amounts in Thousands Amount RIAD Amount RIAD Amount RIAD 1. Balance most recently reported for the December 31, 2023 , Reports of Condition and Income (i.e., after adjustments from amended Reports of Income).............................. 2. Recoveries (column A must equal Part I, item 9, column B, above) ............................................................................. 3. LESS: Charge - offs (column A must equal Part I, item 9, column A, above less Schedule RI - B, Part II, item 4, column A) ............................................................................. 4. LESS: Write - downs arising from transfers of financial assets ............................................................................................................................. ... ................. 5. Provisions for credit losses (1)....................................................................................................... 6. Adjustments* (see instructions for this schedule)............................. 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)..................................................................... 0 JH94 0 JH88 16,000 B522 0 JH95 0 JH89 0 4605 0 JH98 0 JH92 0 C079 0 JJ01 0 JJ00 0 5523 0 JH96 0 JH90 0 4230 0 JH97 0 JH91 0 C233 0 JH99 0 JH93 16,000 3123 1. 2. 3. 4. 5. 6. 7. * Describe on Schedule RI - E — Explanations. 1. The sum of item 5, columns A through C, plus schedule RI - B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4 Memoranda Dollar Amounts in Thousands 1. Allocated transfer risk reserve included in Schedule RI - B, Part II, item 7,column A, above.......................................... M.1. Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $ 500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes . 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.......................................... 3. Amount of allowance for credit losses on loans and leases attributable to retail credit card fees M.2. and finance charges ............................................................................................................................. ... ...................... M.3. 4. Not applicable 5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above) ............................................................................................................................. ... ................................ M.5. 6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above) ............................................................................................................................. ... ................................ M.6. 7. Provisions for credit losses on off - balance - sheet credit exposures .............................................................................. 8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, “Balance end of current period,” above) ....................................................................................................................... Amount RIAD 0 C435 NA C389 NA C390 0 JJ02 RCON 0 JJ03 RIAD 0 MG93 0 MG94 M.7. M.8. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 13 of 85 RI - 9 Schedule RI - C — Disaggregated Data on the Allowances for Credit Losses Schedule RI - C, is to be completed by institutions with $1 billion or more in total assets. (1) (Column B) Allowance Balance (Column A) Amortized Cost Dollar Amounts in Thousands Amount RCON Amount RCON Loans and Leases Held for Investment: 1. Real estate loans: a. Construction loans................................................................................. b. Commercial real estate loans................................................................ c. Residential real estate loans.................................................................. 2. Commercial loans (2) .................................................................................. 3. Credit cards................................................................................................ 4. Other consumer loans................................................................................ 5. Unallocated, if any...................................................................................... 6. Total (sum of items 1.a. through 5) (3) ........................................................ 0 JJ12 79,000 JJ04 3,000 JJ13 4,402,000 JJ05 4,000 JJ14 2,229,000 JJ06 9,000 JJ15 9,566,000 JJ07 0 JJ16 0 JJ08 0 JJ17 364,000 JJ09 0 JJ18 16,000 JJ19 16,640,000 JJ11 1.a. 1.b. 1.c. 2. 3. 4. 5. 6. Allowance Balance Dollar Amounts in Thousands Amount RCON Held - to - Maturity Securities: 7. Securities issued by states and political subdivisions in the U.S.......................................................... 8. Mortgage - backed securities (MBS) (including CMOs, REMICs, and stripped MBS)............................ 9. Asset - backed securities and structured financial products................................................................... 10. Other debt securities................................................................................................................... ... ....... 11. Total (sum of items 7 through 10) (4) ..................................................................................................... 0 JJ20 0 JJ21 0 JJ23 0 JJ24 0 JJ25 7. 8. 9. 10. 11. 1. The $1 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 2. Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI - C. 3. Item 6, column B, must equal Schedule RC, item 4.c. 4. Item 11 must equal Schedule RI - B, Part II, item 7, column B. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 14 of 85 RI - 10 Schedule RI - E — Explanations Schedule RI - E is to be completed each quarter on a calendar year - to - date basis. Detail all adjustments in Schedule RI - A and RI - B, all discontinued operations in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.) Year - to - date Dollar Amounts in Thousands Amount RIAD 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l: a. Income and fees from the printing and sale of checks................................................................................. b. Earnings on/increase in value of cash surrender value of life insurance..................................................... c. Income and fees from automated teller machines (ATMs)........................................................................... d. Rent and other income from other real estate owned.................................................................................. e. Safe deposit box rent......................................................................................................................... ... ........ f. Bank card and credit card interchange fees................................................................................................. g. Income and fees from wire transfers not reportable as service charges on deposit accounts……………… 0 C013 0 C014 0 C016 0 4042 0 C015 0 F555 0 T047 (177,000) 4461 Net gains (losses) on non - trading derivatives TEXT 4461 h. i. j. 41,000 4462 Revenue from Services rendered to affiliates TEXT 4462 0 4463 TEXT 4463 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d: a. Data processing expenses………………………………………………….……………………………………… b. Advertising and marketing expenses………………………………………………….……….………………… c. Directors’ fees………………………………………………….……….…………………………………………… d. Printing, stationery, and supplies………………………………………………….……….……………………… e. Postage………………………………………………….……….…………………………………………………. f. Legal fees and expenses………………………………………………….……….……………………………… g. FDIC deposit insurance assessments………………………………………………….……….………………… h. Accounting and auditing expenses………………………………………………….……….…………………… i. Consulting and advisory expenses………………………………………………….……….…………………… j. Automated teller machine (ATM) and interchange expenses…………………………………………………. k. Telecommunications expenses………………………………………………….……….………………………… l. Other real estate owned expenses............................................................................................................... m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)....................................................................................................... 0 C017 0 0497 0 4136 0 C018 0 8403 0 4141 0 4146 0 F556 0 F557 0 F558 0 F559 0 Y923 0 Y924 159,000 4464 Services rendered by affiliates TEXT 4464 n. o. p. 0 4467 TEXT 4467 0 4468 TEXT 4468 3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation): 0 FT29 TEXT FT29 a. (1) 0 FT30 (2) Applicable income tax effect…………………………………………………...... 0 FT31 TEXT FT31 b. (1) 0 FT32 (2) Applicable income tax effect…………………………………………………...... 1.a. 1.b. 1.c. 1.d. 1.e. 1.f. 1.g. 1.h. 1.i. 1.j. 2.a. 2.b. 2.c. 2.d. 2.e. 2.f. 2.g. 2.h. 2.i. 2.j. 2.k. 2.l. 2.m. 2.n. 2.o. 2.p. 3.a.(1) 3.a.(2) 3.b.(1) 3.b.(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 15 of 85 RI - 11 Schedule RI - E — Continued Year - to - date Dollar Amounts in Thousands Amount RIAD 4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI - A, item 2) (itemize and describe all such effects): 0 B526 TEXT B526 a. b. 0 B527 TEXT B527 5. Other transactions with stockholders (including a parent holding company) (from Schedule RI - A, item 11) (itemize and describe all such transactions): 0 4498 TEXT 4498 a. b. 0 4499 TEXT 4499 6. Adjustments to allowances for credit losses (from Schedule RI - B, Part II, item 6) (itemize and describe all adjustments): a. Initial allowances for credit losses recognized upon the acquisition of purchased credit - deteriorated assets (1) ................................................................................................................ NA JJ27 0 4521 TEXT 4521 b. c. 0 4522 TEXT 4522 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): Comments?.................................................................................................................... ... ........................ No Yes RIAD x 4769 4.a. 4.b. 5.a. 5.b. 6.a. 6.b. 6.c. 7. Other explanations (please type or print clearly; 750 character limit): (TEXT 4769) 1. Institutions should report initial allowances for credit losses recognized upon the acquisition of purchased credit - deteriorated assets after the adoption of FASB ASC Topic 326. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 16 of 85 RC - 1 Consolidated Report of Condition for Insured Banks and Savings Associations for March 31, 2024 All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Schedule RC — Balance Sheet Amount RCON Dollar Amounts in Thousands Assets 1. Cash and balances due from depository institutions (from Schedule RC - A) a. Noninterest - bearing balances and currency and coin (1) …………………………….…….…..... b. Interest - bearing balances (2) ………………………………………………………........................ 2. Securities: a. Held - to - maturity securities (from Schedule RC - B, column A) (3) ……………………………........ b. Available - for - sale debt securities (from Schedule RC - B, column D)…………………….…….... c. Equity securities with readily determinable fair values not held for trading (4) ………………… 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold………………………………………………………......................................... b. Securities purchased under agreements to resell (5, 6) …………………………......................... 4. Loans and lease financing receivables (from Schedule RC - C): a. Loans and leases held for sale………………………………………………………..……............. 30,000 0081 14,512,000 0071 0 JJ34 375,000 1773 0 JA22 0 B987 4,920,000 B989 0 5369 16,640,000 B528 b. Loans and leases held for investment………………....................... c. LESS: Allowance for credit losses on loans and leases ….......... 16,000 3123 16,624,000 B529 d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c) ……….............. 5. Trading assets (from Schedule RC - D)…………………………………………………….……........... 6. Premises and fixed assets (including right - of - use assets ) ……………………………………......... 7. Other real estate owned (from Schedule RC - M)………………………………………………........... 8. Investments in unconsolidated subsidiaries and associated companies……………………........... 9. Direct and indirect investments in real estate ventures...................................……........................ 10. Intangible assets (from Schedule RC - M)……………………………………………………………… 11. Other assets (from Schedule RC - F) (6) ……………………………………………………………........ 12. Total assets (sum of items 1 through 11)………………………………………………………........... Liabilities 13. Deposits: a. In domestic offices (sum of totals of columns A and C from Schedule RC - E)………………… 0 3545 0 2145 4,000 2150 0 2130 0 3656 2,000 2143 2,453,000 2160 38,920,000 2170 26,750,000 2200 9,297,000 6631 (1) Noninterest - bearing (7) ………………………………………… (2) Interest - bearing…………………………………………………… 17,453,000 6636 b. Not applicable 14. Federal funds purchased and securities sold under agreements to repurchase: a. Federal funds purchased (8) ………………………………………..………….............................. b. Securities sold under agreements to repurchase (9) ……………………………………………… 15. Trading liabilities (from Schedule RC - D)…………………………………………………..…………... 16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC - M)...................... 17. and 18. Not applicable 19. Subordinated notes and debentures (10) ……………………………………………………………… 0 B993 0 B995 0 3548 0 3190 0 3200 1.a. 1.b. 2.a. 2.b. 2.c. 3.a. 3.b. 4.a. 4.b. 4.c. 4.d. 5. 6. 7. 8. 9. 10. 11. 12. 13.a. 13.a.(1) 13.a.(2) 14.a. 14.b. 15. 16. 19. 1. Includes cash items in process of collection and unposted debits. 2. Includes time certificates of deposit not held for trading. 3. Institutions should report in item 2.a amounts net of any applicable allowance for credit losses, and item 2.a should equal Schedule RC - B, item 8, column A, less Schedule RI - B, Part II, item 7, column B. 4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 5. Includes all securities resale agreements, regardless of maturity. 6. Institutions should report in items 3.b and 11 amounts net of any applicable allowance for credit losses. 7. Includes noninterest - bearing demand, time, and savings deposits. 8. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.” 9. Includes all securities repurchase agreements, regardless of maturity. 10. Includes limited - life preferred stock and related surplus. 03/2024

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 17 of 85 RC - 2 Schedule RC — Continued Memoranda To be reported with the March Report of Condition. 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2023 ……………………………………………………………………………………............ Number RCON 2a 6724 M.1. 1a = An integrated audit of the reporting institution’s financial statements and its internal control over financial reporting conducted in accordance with the standards of the American Institute of Certified Public Accountants (AICPA) or Public Company Accounting Oversight Board (PCAOB) by an indepen - dent public accountant that submits a report on the institution 1b = An audit of the reporting institution’s financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the institution 2a = An integrated audit of the reporting institution’s parent holding company’s consolidated financial statements and its internal control over financial reporting conducted in accordance with the standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately) 2b = An audit of the reporting institution’s parent holding company’s consolidated financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately) 3 = This number is not to be used 4 = Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state - chartering authority) 5 = Directors’ examination of the bank performed by other external auditors (may be required by state - chartering authority) 6 = Review of the bank’s financial statements by external auditors 7 = Compilation of the bank’s financial statements by external auditors 8 = Other audit procedures (excluding tax preparation work) 9 = No external audit work Date RCON 1231 8678 To be reported with the March Report of Condition. 2. Bank’s fiscal year - end date (report the date in MMDD format)................................................................... M.2. 1. Includes, but is not limited to, net unrealized holding gains (losses) on available - for - sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments. 2. Includes treasury stock and unearned Employee Stock Ownership Plan shares. Amount RCON Dollar Amounts in Thousands Liabilities — continued 20. 2,443,000 2930 20. Other liabilities (from Schedule RC - G)…………………………………………………………………….…… 21. 29,193,000 2948 21. Total liabilities (sum of items 13 through 20)…………………………………………………………………… 22. Not applicable Equity Capital Bank Equity Capital 23. Perpetual preferred stock and related surplus………………………………………………………………… 06/2012 3838 24. Common stock……………………………………………………………………………………………….……… 3230 2,127,000 25. Surplus (exclude all surplus related to preferred stock)………………………………………………..……… 3839 935,000 26. a Retained earnings………………………………………………………………………………………..……… 3632 6,702,000 b Accumulated other comprehensive income (1) ………………………………………………………….…… B530 (37,000) c Other equity capital components (2) …………………………………………………………………………… A130 27. a Total bank equity capital (sum of items 23 through 26.c)………………………………………………….. 3210 9,727,000 b Noncontrolling (minority) interests in consolidated subsidiaries…………………………………….……... 3000 28. Total equity capital (sum of items 27.a and 27.b)………………………………………………………..……… G105 9,727,000 29. Total liabilities and equity capital (sum of items 21 and 28)……………………………………………..…… 3300 38,920,000 0 23. 24. 25. 26.a. 26.b. 0 26.c. 27.a. 0 27.b. 28. 29.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 18 of 85 RC - 3 Schedule RC - A — Cash and Balances Due from Depository Institutions Schedule RC - A is to be completed only by banks with $300 million or more in total assets. (1) Exclude assets held for trading. Amount RCON Dollar Amounts in Thousands 1. Cash items in process of collection, unposted debits, and currency and coin: 1.a. 30,000 0020 a. Cash items in process of collection and unposted debits.................................................................... 1.b. 0 0080 b. Currency and coin......................................................................................................................... ... .... 2. 3,000 0082 2. Balances due from depository institutions in the U.S................................................................................. 3. 0 0070 3. Balances due from banks in foreign countries and foreign central banks.................................................. 4. 14,509,000 0090 4. Balances due from Federal Reserve Banks............................................................................................... 5. 14,542,000 0010 5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)…........................ 1. The $300 million asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. Schedule RC - B — Securities Exclude assets held for trading. Available - for - sale Held - to - maturity Dollar Amounts in Thousands (Column D) Fair Value (Column C) Amortized Cost (Column B) Fair Value (Column A) Amortized Cost Amount RCON Amount RCON Amount RCON Amount RCON 375,000 1287 423,000 1286 0 0213 0 0211 1. U.S. Treasury securities……..... 2. U.S. Government agency and sponsored agency obligations (exclude mort - gage - backed securities) (1) …… 3. Securities issued by states and political subdivisions in the U.S………............................ 0 HT53 0 HT52 0 HT51 0 HT50 0 8499 0 8498 0 8497 0 8496 1. 2. 3. 1. Includes Small Business Administration “Guaranteed Loan Pool Certificates”; U.S. Maritime Administration obligations; Export - Import Bank participation certificates; and obligations (other than mortgage - backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 19 of 85 RC - 4 Schedule RC - B — Continued Available - for - sale Held - to - maturity Dollar Amounts in Thousands (Column D) Fair Value (Column C) Amortized Cost (Column B) Fair Value (Column A) Amortized Cost Amount RCON Amount RCON Amount RCON Amount RCON 4. Mortgage - backed securities (MBS): a. Residential mortgage pass - through securities: (1) Guaranteed by GNMA………………… (2) Issued by FNMA and FHLMC…………… (3) Other pass - through securities…… b. Other residential mortgage - backed securities (include CMOs, REMICs, and stripped MBS): (1) Issued or guar - anteed by U.S. Government agencies or sponsored agencies (1) ………… (2) Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1) ............ (3) All other residential MBS........... c. Commercial MBS (1) Commercial mortgage pass - through securities: (a) Issued or guaranteed by FNMA, FHLMC, or GNMA…………… (b) Other pass - through securities………… 0 G303 0 G302 0 G301 0 G300 0 G307 0 G306 0 G305 0 G304 0 G311 0 G310 0 G309 0 G308 0 G315 0 G314 0 G313 0 G312 0 G319 0 G318 0 G317 0 G316 0 G323 0 G322 0 G321 0 G320 0 K145 0 K144 0 K143 0 K142 0 K149 0 K148 0 K147 0 K146 4.a.(1) 4.a.(2) 4.a.(3) 4.b.(1) 4.b.(2) 4.b.(3) 4.c.(1)(a) 4.c.(1)(b) 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government - sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 20 of 85 RC - 5 Schedule RC - B — Continued Available - for - sale Held - to - maturity Dollar Amounts in Thousands (Column D) Fair Value (Column C) Amortized Cost (Column B) Fair Value (Column A) Amortized Cost Amount RCON Amount RCON Amount RCON Amount RCON 4. c . (2) Other commercial MBS: (a) Issued or guaranteed by U.S. Government agencies or sponsored agencies (1) .............. (b) All other commercial MBS…………………… 5. Asset - backed securities and structured financial products : a. Asset - backed securities (ABS) .............. …… b. Structured financial products ……………………… 6. Other debt securities : a. Other domestic debt securities ………………… . … b. Other foreign debt securities ………………… . … 7. Unallocated portfolio layer fair value hedge basis adjustments (2) .. ………… 8. Total (sum of items 1 through 7 ) (3) .. …………………… 0 K153 0 K152 0 K151 0 K150 0 K157 0 K156 0 K155 0 K154 0 C027 0 C989 0 C988 0 C026 0 HT61 0 HT60 0 HT59 0 HT58 0 1741 0 1739 0 1738 0 1737 0 1746 0 1744 0 1743 0 1742 NA MG95 375,000 1773 423,000 1772 0 1771 0 1754 4.c.(2)(a) 4.c.(2)(b) 5.a. 5.b. 6.a. 6.b. 7. 8. 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government - sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). 2. This item is to be completed by institutions that have adopted ASU 2022 - 01, as applicable. 3. The total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI - B, Part II, item 7, column B. The total reported in column D must equal Schedule RC, item 2.b. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 21 of 85 RC - 6 Schedule RC - B — Continued Memoranda Dollar Amounts in Thousands RCON Amount 0416 0 M.1. 1. Pledged securities (1) ………………………………………………………………………………………… 2. Maturity and repricing data for debt securities (excluding those in nonaccrual status): a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non - mortgage debt securities; and mortgage pass - through securities other than those backed by closed - end first lien 1 – 4 family residential mortgages with a remaining maturity or next repricing date of: (2) , (3) (1) Three months or less…………………………………………………………………………………… A549 (2) Over three months through 12 months…………………………………………………………….… A550 (3) Over one year through three years………………………………………………………………..…… A551 (4) Over three years through five years…………………………………………………………………… A552 375,000 (5) Over five years through 15 years………………………………………………………………….…… A553 (6) Over 15 years…………………………………………………………………………………………… A554 0 M.2.a.(1) 0 M.2.a.(2) 0 M.2.a.(3) M.2.a.(4) 0 M.2.a.(5) 0 M.2.a.(6) b. Mortgage pass - through securities backed by closed - end first lien 1 – 4 family residential mortgages with a remaining maturity or next repricing date of: (2) , (4) (1) Three months or less…………………………………………………………………………………… A555 (2) Over three months through 12 months…………………………………………………………….… A556 (3) Over one year through three years………………………………………………………………..…… A557 (4) Over three years through five years……………………………………………………………….…… A558 (5) Over five years through 15 years………………………………………………………………….…… A559 (6) Over 15 years…………………………………………………………………………………………… A560 0 M.2.b.(1) 0 M.2.b.(2) 0 M.2.b.(3) 0 M.2.b.(4) 0 M.2.b.(5) 0 M.2.b.(6) c. Other mortgage - backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass - through securities) with an expected average life of: (5) (1) Three years or less…………………………………………………………………………………..… A561 (2) Over three years……………………………………………………………………………………..…… A562 0 M.2.c.(1) 0 M.2.c.(2) d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)……………………………………………… A248 0 M.2.d. Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held - to - maturity securities sold or transferred to available - for - sale or trading securities during the calendar year - to - date (report the amortized cost at date of sale or transfer)…… 1778 0 M.3. 4. Structured notes (included in the held - to - maturity and available - for - sale accounts in Schedule 1. Includes held - to - maturity securities at amortized cost, available - for - sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value. 2. Report fixed - rate debt securities by remaining maturity and floating - rate debt securities by next repricing date. 3. Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC - N, item 10, column C, must equal Schedule RC - B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass - through securities other than those backed by closed - end first lien 1 – 4 family residential mortgages included in Schedule RC - B, item 4.a, columns A and D. 4. Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass - through securities backed by closed - end first lien 1 – 4 family residential mortgages included in Schedule RC - N, item 10, column C, must equal Schedule RC - B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass - through securities other than those backed by closed - end first lien 1 – 4 family residential mortgages included in Schedule RC - B, item 4.a, columns A and D. 5. Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage - backed securities” included in Schedule RC - N, item 10, column C, must equal Schedule RC - B, sum of items 4.b and 4.c.(2), columns A and D. RC - B, items 2, 3, 5, and 6): M.4.a. 0 8782 a. Amortized cost……………………………………………………………………………………………… M.4.b. 0 8783 b. Fair value………………………………………………………………………………………………….… 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 22 of 85 RC - 7 Schedule RC - B — Continued Memoranda — Continued Available - for - sale Held - to - maturity Dollar Amounts in Thousands (Column D) Fair Value (Column C) Amortized Cost (Column B) Fair Value (Column A) Amortized Cost Amount RCON Amount RCON Amount RCON Amount RCON Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets. (1) 5. Asset - backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC - B, item 5.a): a. Credit card receivables……………….… b. Home equity lines…………… c. Automobile loans………….… d. Other consumer loans……… e. Commercial and industrial loans…………….… f. Other……………………….. 5. Structured financial prod - ucts by underlying collat - eral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC - B, item 5.b: a. Trust preferred securities issued by financial institutions.............. b. Trust preferred securities issued by real estate investment trusts.................. c. Corporate and similar loans.................................... d. 1 - 4 family residential MBS issued or guaran - teed by U.S. Government - sponsored enterprises (GSEs).............. e. 1 - 4 family residential MBS not issued or guaranteed by GSEs............ f. Diversified (mixed) pools of structured financial products................. g. Other collateral or reference assets.................. 0 B841 0 B840 0 B839 0 B838 0 B845 0 B844 0 B843 0 B842 0 B849 0 B848 0 B847 0 B846 0 B853 0 B852 0 B851 0 B850 0 B857 0 B856 0 B855 0 B854 0 B861 0 B860 0 B859 0 B858 0 G351 0 G350 0 G349 0 G348 0 G355 0 G354 0 G353 0 G352 0 G359 0 G358 0 G357 0 G356 0 G363 0 G362 0 G361 0 G360 0 G367 0 G366 0 G365 0 G364 0 G371 0 G370 0 G369 0 G368 0 G375 0 G374 0 G373 0 G372 M.5.a. M.5.b. M.5.c. M.5.d. M.5.e. M.5.f. M.6.a. M.6.b. M.6.c. M.6.d. M.6.e. M.6.f. M.6.g. 1. The $10 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 23 of 85 RC - 8 Schedule RC - C — Loans and Lease Financing Receivables Part I. Loans and Leases Do not deduct the allowance for credit losses on loans and leases or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper. 1.a.(1) 1.a.(2) 1.b. 1.c.(1) 1.c.(2)(a) 1.c.(2)(b) 1.d. 1.e.(1) 1.e.(2) 2. 2.a. 2.b. 2.c. 3. 4. 4.a. 4.b. … … 6.a. 6.b. 6.c. 6.d. … … (Column B) To Be Completed by All Banks (Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1) Dollar Amounts in Thousands Amount RCON Amount RCON 1. Loans secured by real estate: a. Construction, land development, and other land loans: (1) 1 – 4 family residential construction loans…………………..………………............. (2) Other construction loans and all land development and other land loans………………………………………….…………………………………… b. Secured by farmland (including farm residential and other improvements)…………………………………… c. Secured by 1 – 4 family residential properties: (1) Revolving, open - end loans secured by 1 – 4 family residential properties and extended under lines of credit…………………………....…........... (2) Closed - end loans secured by 1 – 4 family residential properties: (a) Secured by first liens……………………………………….…………………… (b) Secured by junior liens…………………………………………………….....… d. Secured by multifamily (5 or more) residential properties…………………................. e. Secured by nonfarm nonresidential properties: (1) Loans secured by owner - occupied nonfarm nonresidential properties …………………………………………………………… (2) Loans secured by other nonfarm nonresidential properties……………………… 2. Loans to depository institutions and acceptances of other banks……………………… a. To commercial banks in the U.S. …………………………….…………........................ b. To other depository institutions in the U.S…………………………….…………........... c. To banks in foreign countries 3. Loans to finance agricultural production and other loans to farmers……………............ 4. Commercial and industrial loans………………………………………….………………… a. To U.S. addressees (domicile)………………………………………………….………… b. To non - U.S. addressees (domicile)………………………………….………….............. 5. Not applicable 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): a. Credit cards………………………………………..…………..……………………........... b. Other revolving credit plans…………………………………………….………………… c. Automobile loans…………………………………………………………….…………… d. Other consumer loans (includes single payment and installment, loans other than automobile loans, and all student loans)…………………………… 7. Not applicable 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S………………………………………………….…………………… 0 F158 79,000 F159 0 1420 260,000 1797 1,937,000 5367 32,000 5368 2,334,000 1460 0 F160 2,068,000 F161 1,125,000 1288 1,000 B531 0 B534 1,124,000 B535 0 1590 3,178,000 1766 2,731,000 1763 447,000 1764 0 B538 0 B539 0 K137 364,000 K207 0 2107 8. 1. The $300 million asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 24 of 85 RC - 9 Schedule RC - C — Continued Part I — Continued (Column B) To Be Completed by All Banks (Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1) Dollar Amounts in Thousands Amount RCON Amount RCON 9. Loans to nondepository financial institutions and other loans: a. Loans to nondepository financial institutions……………………………..... b. Other loans…………………………………………………………………….. (1) Loans for purchasing or carrying securities (secured and unsecured) .................................................................... (2) All other loans (exclude consumer loans)............................................ 10. Lease financing receivables (net of unearned income)................................. a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)……………………………................. b. All other leases……………………………………………………………….... 11. LESS: Any unearned income on loans reflected in items 1 - 9 above............ 12. Total loans and leases held for investment and held for sale (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)…...............…............. 70,000 J454 5,193,000 J464 2,326,000 1545 2,867,000 J451 0 2165 0 F162 0 F163 0 2123 16,640,000 2122 9.a. 9.b. 9.b.(1) 9.b.(2) 10. 10.a. 10.b. 11. 12. Memoranda M.1.a.(1) M.1.a.(2) M.1.b. M.1.c. M.1.d.(1) M.1.d.(2) M.1.e. M.1.e.(1) M.1.e.(2) M.1.f. (1) Loans secured by farmland……………………………………………… Amount RCON Dollar Amounts in Thousands 1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC - C, Part I, and not reported as past due or nonaccrual in Schedule RC - N, Memorandum item 1): a. Construction, land development, and other land loans: (1) 1 — 4 family residential construction loans…………………………………………………...……… (2) Other construction loans and all land development and other land loans……………………… b. Loans secured by 1 — 4 family residential properties……………………...…………………………… c. Secured by multifamily (5 or more) residential properties…………………………………………… d. Secured by nonfarm nonresidential properties: (1) Loans secured by owner - occupied nonfarm nonresidential properties………………………… (2) Loans secured by other nonfarm nonresidential properties……………………………………… e. Commercial and industrial loans……………………………………………………………..…………… Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e(1) and (2) must equal Memorandum item 1.e): 0 K158 0 K159 0 F576 0 K160 0 K161 0 K162 0 K256 0 K163 (1) To U.S. addressees (domicile)…………………………………..…........ (2) To non - U.S. addressees (domicile)...................................................... 0 K164 f. All other loans ( include loans to individuals for household, family, and other personal expenditures)……………………………………………………………………………………………… Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f): 0 K165 0 K166 M.1.f.(1) (2) and (3) Not applicable 1. The $300 million asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 25 of 85 RC - 10 Schedule RC - C — Continued Part I — Continued Memoranda — Continued Amount RCON Amount RCON Dollar Amounts in Thousands 1. f. (4) Loans to individuals for household, family, and other personal expenditures: (a) Credit cards……………..……………………………………………… (b) Automobile loans………………………………………………………… (c) Other (includes revolving credit plans other than credit cards and other consumer loans)..................................................... Memorandum item 1 . f . (5) is to be completed by : (1) • Banks with $ 300 million or more in total assets • Banks with less than $ 300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part I, item 3 ) exceeding 5 percent of total loans (5) Loans to finance agricultural production and other loans to farmers included in Schedule RC - C, Part I, Memorandum item 1 . f, above ……………………………………………… 0 K098 0 K203 0 K204 0 K168 g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.e plus 1.f)…………………………… 2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status): a. Closed - end loans secured by first liens on 1 – 4 family residential properties (reported in Schedule RC - C, Part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (2), (3) (1) Three months or less…………………………………………………………………………………… (2) Over three months through 12 months……………………………………………………………… (3) Over one year through three years…………………………………………………………………… (4) Over three years through five years………………………………………………………………… (5) Over five years through 15 years……………………………………………………………………… (6) Over 15 years…………………………………………………………………………………………… b. All loans and leases (reported in Schedule RC - C, Part I, items 1 through 10, column B above) EXCLUDING closed - end loans secured by first liens on 1 – 4 family residential properties (reported in Schedule RC - C, Part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (2) , (4) (1) Three months or less…………………………………………………………………………............... (2) Over three months through 12 months……………………….…………………………………........ (3) Over one year through three years……………….…………………………………......................... (4) Over three years through five years……………………...……………………………….................. (5) Over five years through 15 years……………………………………………………………….......... (6) Over 15 years………………………………………………………………………………................... c. Loans and leases (reported in Schedule RC - C, Part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)……… 0 HK25 78,000 A564 254,000 … A565 294,000 A566 182,000 … A567 1,097,000 A568 11,000 A569 13,685,000 A570 726,000 A571 5,000 A572 12,000 A573 19,000 A574 254,000 A575 14,394,000 A247 M.1.f.(4)(a) M.1.f.(4)(b) M.1.f.(4)(c) M.1.f.(5) M.1.g. M.2.a.(1) M.2.a.(2) M.2.a.(3) M.2.a.(4) M.2.a.(5) M.2.a.(6) M.2.b.(1) M.2.b.(2) M.2.b.(3) M.2.b.(4) M.2.b.(5) M.2.b.(6) M.2.c. 1. The $300 million asset - size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30 , 2023, Report of Condition. 2. Report fixed - rate loans and leases by remaining maturity and floating rate loans by next repricing date. 3. Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed - end loans secured by first liens on 1 – 4 family residential properties included in Schedule RC - N, item 1.c.(2)(a), column C, must equal total closed - end loans secured by first liens on 1 – 4 family residential properties from Schedule RC - C, Part I, item 1.c.(2)(a), column B. 4. Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC - N, item 9, column C, minus nonaccrual closed - end loans secured by first liens on 1 – 4 family residential properties included in Schedule RC - N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC - C, Part I, sum of items 1 through 10, column B, minus total closed - end loans secured by first liens on 1 – 4 family residential properties from Schedule RC - C, Part I, item 1.c.(2)(a), column B. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 26 of 85 RC - 11 Schedule RC - C — Continued Part I — Continued Memoranda — Continued Dollar Amounts in Thousands 3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC - C, Part I, items 4 and 9, column B (1) ……… 4. Adjustable - rate closed - end loans secured by first liens on 1 – 4 family residential properties M.3. (included in Schedule RC - C, Part I, item 1.c.(2)(a), column B)………………………………................ M.4. 5. To be completed by banks with $300 million or more in total assets: (2) Loans secured by real estate to non - U.S. addressees (domicile) (included in Schedule RC - C, Part I, items 1.a through 1.e, column B)………………………………… M.5. Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 6. Outstanding credit card fees and finance charges included in Schedule RC - C, Part I, item 6.a. 7. Not applicable M.6. Memorandum item 8.a is to be completed by all banks semiannually in the June and December reports only. 8. Closed - end loans with negative amortization features secured by 1 – 4 family residential properties: a. Total amount of closed - end loans with negative amortization features secured by 1 – 4 family residential properties (included in Schedule RC - C, Part I, items 1.c.(2)(a) and (b))....................... M.8.a. Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed - end loans with negative amortization features secured by 1 – 4 family residential properties (as reported in Schedule RC - C, Part I, Memorandum item 8.a) as of the preceding December 31 report date, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale (as reported in Schedule RC - C, Part I, item 12, column B). b. Total maximum remaining amount of negative amortization contractually permitted on closed - end loans secured by 1 – 4 family residential properties……………………………………… c. Total amount of negative amortization on closed - end loans secured by 1 – 4 family residential M.8.b. properties included in the amount reported in Memorandum item 8.a above……………........….... M.8.c 9. Loans secured by 1 – 4 family residential properties in process of foreclosure (included in Schedule RC - C, Part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))…………….................... Amount RCON 40,000 2746 1,926,000 5370 108,000 B837 NA C391 0 F230 NA F231 NA F232 0 F577 M.9. 10. and 11. Not applicable 1. Exclude loans secured by real estate that are included in Schedule RC - C, Part I, items 1.a through 1.e, column B. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 27 of 85 RC - 12 Schedule RC - C — Continued Part I — Continued Memoranda — Continued (Column C) Best Estimate at Acquisition Date of Contractual Cash Flows Not Expected to be Collected (Column B) Gross Contractual Amounts Receivable at Acquisition Date (Column A) Fair Value of Acquired Loans and Leases at Acquisition Date Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only. 12. Loans (not considered purchased credit deteriorated per FASB ASC 326) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year: a. Loans secured by real estate………………….…… b. Commercial and industrial loans…………………… c. Loans to individuals for household, family, and other personal expenditures…………………… d. All other loans and all leases……………………… 0 G093 0 G092 0 G091 0 G096 0 G095 0 G094 0 G099 0 G098 0 G097 0 G102 0 G101 0 G100 M.12.a. M.12.b. M.12.c. M.12.d. Amount RCON Dollar Amounts in Thousands Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC - C, Part I, item 1.a, column B) that exceeded the sum of tier 1 capital (as reported in Schedule RC - R, Part I, item 26) plus the allowance for credit losses on loans and leases, (as reported in Schedule RC, item 4.c) as of the preceding December 31 report date. 13. Construction, land development, and other land loans with interest reserves: a. Amount of loans that provide for the use of interest reserves (included in Schedule RC - C, Part I, item 1.a, column B)..................................................................... b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))............................................................................................ Memorandum item 14 is to be completed by all banks. 14. Pledged loans and leases....................................................................................................................... . Memorandum item 15 is to be completed for the December report only. 15. Reverse mortgages: a. Reverse mortgages outstanding that are held for investment (included in Schedule RC - C, item 1.c, above)..................................................................................... b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages .................................................................................................. c. Principal amount of reverse mortgage originations that have been sold during the year.................... 0 G376 RIAD 0 G377 RCON 292,000 G378 0 PR04 Number 0 PR05 Amount RCON 0 PR06 M.13.a. M.13.b. M.14. M.15.a. M.15.b. M.15.c.

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 28 of 85 RC - 13 Schedule RC - C — Continued Part I — Continued Memoranda — Continued Amount RCON Dollar Amounts in Thousands Memorandum item 16 is to be completed by all banks. 16. Revolving, open - end loans secured by 1 – 4 family residential properties and extended under lines of credit that have converted to non - revolving closed - end status (included in item 1.c.(1) above)....................................................................................................................... Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis. 17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings , of the 2020 Coronavirus Aid, Relief, and Economic Security Act: a. Number of Section 4013 loans outstanding................................................................................ b. Outstanding balance of Section 4013 loans............................................................................... 0 LE75 Number 0 LG24 Amount 0 LG25 M.16. M.17.a. M.17.b.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 29 of 85 RC - 14 Schedule RC - C — Continued Part II. Loans to Small Businesses and Small Farms Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger. Loans to Small Businesses 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC - C, Part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC - C, Part I, item 4, (1) have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”) ............................................................................................................................. ... .......................... No Yes RCON x 6999 1. If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5. 2. Report the total number of loans currently outstanding for each of the following Schedule RC - C, Part I, loan categories: a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC - C, Part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.) ............................................................................................................................. ... ............. 2.a b. “Commercial and industrial loans” reported in Schedule RC - C, Part I, item 4 (1) (Note: Item 4, (1) divided by the number of loans should NOT exceed $100,000.) ................................................. Number of Loans Number RCON NA 5562 NA 5563 2.b Dollar Amounts in Thousands 3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC - C, Part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC - C, Part I, sum of items 1.e.(1) and 1.e.(2)): a. With original amounts of $100,000 or less ........................................................................... b. With original amounts of more than $100,000 through $250,000 ........................................ 3.a 3.b 3.c c. With original amounts of more than $250,000 through $1,000,000 ...................................... 4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC - C, Part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC - C, Part I, item 4 (1) ): a. With original amounts of $100,000 or less ........................................................................... b. With original amounts of more than $100,000 through $250,000 ........................................ 4.a 4.b 4.c c. With original amounts of more than $250,000 through $1,000,000 ...................................... (Column B) Amount Currently Outstanding (Column A) Number of Loans Amount RCON Number RCON 0 5565 0 5564 0 5567 0 5566 0 5569 0 5568 0 5571 0 5570 0 5573 0 5572 0 5575 0 5574 1. Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC - C, Part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.” 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 30 of 85 RC - 15 Schedule RC - C — Continued Part II — Continued Agricultural Loans to Small Farms 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC - C, Part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC - C, Part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”) ................................................................................. No Yes RCON x 6860 5. If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8. 6. Report the total number of loans currently outstanding for each of the following Schedule RC - C, Part I, loan categories: a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC - C, Part I, item 1.b (Note: Item 1.b, divided by the number of loans should NOT exceed $100,000.) ............................................................................................................................. ... ..... b. “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC - C, 6.a. Part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.) .................... Number of Loans Number RCON NA 5576 NA 5577 6.b. Dollar Amounts in Thousands 7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC - C, Part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC - C, Part I, item 1.b): a. With original amounts of $100,000 or less............................................................ 7.a. 7.b. 7.c. b. With original amounts of more than $100,000 through $250,000 ........................ c. With original amounts of more than $250,000 through $500,000 ........................ 8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC - C, Part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC - C, Part I, item 3): a. With original amounts of $100,000 or less............................................................ 8.a. 8.b. 8.c. b. With original amounts of more than $100,000 through $250,000 ........................ c. With original amounts of more than $250,000 through $500,000 ........................ (Column B) Amount Currently Outstanding (Column A) Number of Loans Amount RCON Number RCON NA 5579 NA 5578 NA 5581 NA 5580 NA 5583 NA 5582 NA 5585 NA 5584 NA 5587 NA 5586 NA 5589 NA 5588

d. Other loans…………………………………………………………………………......................................… M.1.d. 06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 31 of 85 RC - 16 Schedule RC - D — Trading Assets and Liabilities Schedule RC - D is to be completed by banks that (1) reported total trading assets of $10 million or more in any of the four preceding calendar quarters, or (2) meet the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes. Amount RCON Dollar Amounts in Thousands Assets 1. U.S. Treasury securities................................................................................................................... ... ............ 2. U.S. Government agency obligations (exclude mortgage - backed securities)................................................. 3. Securities issued by states and political subdivisions in the U.S.................................................................... 4. Mortgage - backed securities (MBS): a. Residential mortgage pass - through securities issued or guaranteed by FNMA, FHLMC, or GNMA……………………………………..………….................................................................................. b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1) (include CMOs, REMICs, and stripped MBS)...................................................................... c. All other residential MBS.......................................................................................................................... .. d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1) ............................................................................................................................ e. All other commercial MBS.......................................................................................................................... 1. Other debt securities: a. Structured financial products…………………………………………………………………………………… b. All other debt securities................................................................................................................... ... ........ 2. Loans: a. Loans secured by real estate: (1) Loans secured by 1 - 4 family residential properties............................................................................... (2) All other loans secured by real estate................................................................................................... b. Commercial and industrial loans................................................................................................................. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)................................................................................... d. Other loans........................................................................................................................ ... ...................... 1. and 8. Not applicable 9. Other trading assets....................................................................................................................... ... .............. 10. Not applicable 11. Derivatives with a positive fair value................................................................................................................ 12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)..................................... Liabilities 13. a. Liability for short positions.................................................................................................................... ... ... b. Other trading liabilities.................................................................................................................. ... ........... 14. Derivatives with a negative fair value.............................................................................................................. 15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)........................... 0 3531 0 3532 0 3533 0 G379 0 G380 0 G381 0 K197 0 K198 0 … HT62 0 G386 0 HT63 0 HT64 0 F614 0 HT65 0 F618 0 3541 0 3543 0 3545 0 3546 0 F624 0 3547 0 3548 1. 2. 3. 4.a. 4.b. 4.c. 4.d. 4.e. 5.a. 5.b. 6.a.(1) 6.a.(2) 6.b. 6.c. 6.d. 9. 11. 12. 13.a. 13.b. 14. 15. 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government - sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). Memoranda Dollar Amounts in Thousands 1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC - D, items 6.a through 6.d): a. Loans secured by real estate: (1) Loans secured by 1 - 4 family residential properties……………………………………………..….…….... M.1.a.(1) M.1.a.(2) M.1.b. (2) All other loans secured by real estate………………………………………………………………............ b. Commercial and industrial loans………………………………………………………………………………… c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)…………………………………………………………..... Amount RCON 0 HT66 0 HT67 0 F632 0 HT68 0 … F636 M.1.c.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 32 of 85 RC - 17 Schedule RC - E — Deposit Liabilities Nontransaction Accounts Transaction Accounts Dollar Amounts in Thousands (Column C) Total Nontransaction Accounts (Including MMDAs) (Column B) Memo: Total Demand Deposits (1) (Included in Column A) (Column A) Total Transaction Accounts (Including Total Demand Deposits) Amount RCON Amount RCON Amount RCON Deposits of: 1. Individuals, partnerships, and corporations………… 2. U.S. Government……………………………………… 3. States and political subdivisions in the U.S. ……… 4. Commercial banks and other depository institutions in the U.S. ………………………………… 5. Banks in foreign countries…………………………… 6. Foreign governments and official institutions (including foreign central banks)…………………… 7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)……………………………………………… 2,536,000 B550 15,839,000 B549 0 2520 0 2202 0 2530 227,000 2203 244,000 B552 303,000 B551 118,000 2236 7,082,000 2213 0 2377 401,000 2216 2,898,000 2385 23,852,000 2210 23,852,000 2215 1. 2. 3. 4. 5. 6. 7. Memoranda Dollar Amounts in Thousands RCON Amount 1. Selected components of total deposits (i.e., sum of item 7, columns A and C): a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts…………………………… 6835 51,000 M.1.a. M.1.b. M.1.c. b. Total brokered deposits…………………………………………………………………………………… 2365 342,000 c. Brokered deposits of $250,000 or less (fully insured brokered deposits) (2) ……………………… HK05 335,000 d. Maturity data for brokered deposits: (1) Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)…........................................................................... HK06 335,000 M.1.d.(1) (2) Not applicable (3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)…………………………………………………… K220 7,000 M.1.d.(3) 5590 0 e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only) ……………………………………………………… f. Estimated amount of deposits obtained through the use of deposit listing services M.1.e. that are not brokered deposits ....................................................................................................... K223 0 M.1.f. M.1.g. JH83 0 g. Total reciprocal deposits................................................................................................................ h. Sweep deposits: (1) Fully insured, affiliate sweep deposits ..................................................................................... MT87 106,000 M.1.h.(1) M.1.h.(2) M.1.h.(3) M.1.h.(4) M.1.i. (2) Not fully insured, affiliate sweep deposits ................................................................................ MT89 358,000 (3) Fully insured, non - affiliate sweep deposits .............................................................................. MT91 0 (4) Not fully insured, non - affiliate sweep deposits ........................................................................ MT93 0 i. Total sweep deposits that are not brokered deposits .................................................................... MT95 428,000 1. Includes interest - bearing and noninterest - bearing demand deposits. 2. The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limits in effect on the report date. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 33 of 85 RC - 18 Schedule RC - E — Continued Memoranda — Continued Dollar Amounts in Thousands RCON Amount 2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above): a. Savings deposits: (1) Money market deposit accounts (MMDAs)……………………………………………………………… 6810 2,583,000 M.2.a.(1) M.2.a.(2) M.2.b. M.2.c. M.2.d. (2) Other savings deposits (excludes MMDAs)…………………………………………………………… 0352 0 b. Total time deposits of less than $100,000…………………………………………………………………… 6648 0 c. Total time deposits of $100,000 through $250,000………………………………………………………… J473 0 d. Total time deposits of more than $250,000 ………………………………………………………………… J474 315,000 F233 0 M.2.e. e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above ……………………………………………………… 3. Maturity and repricing data for time deposits of $250,000 or less: a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of: (1) , (2) (1) Three months or less……………………………………………………………………………………… HK07 0 M.3.a.(1) M.3.a.(2) M.3.a.(3) M.3.a.(4) (2) Over three months through 12 months………………………………………………………………… HK08 0 (3) Over one year through three years……………………………………………………………………… HK09 0 (4) Over three years…………………………………………………………………………………………… HK10 0 HK11 0 M.3.b. b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3) ………………………………………… 4. Maturity and repricing data for time deposits of more than $250,000: a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of: (1) , (4) (1) Three months or less……………………………………………………………………………………… HK12 287,000 M.4.a.(1) M.4.a.(2) M.4.a.(3) M.4.a.(4) (2) Over three months through 12 months………………………………………………………………… HK13 28,000 (3) Over one year through three years……………………………………………………………………… HK14 0 (4) Over three years…………………………………………………………………………………………… HK15 0 b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3) ………………….………………........... K222 315,000 M.4.b. 5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?…………………………………………………………… Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets (5) that answered “Yes” to Memorandum item 5 above. No Yes RCON x P752 M.5. Dollar Amounts in Thousands RCON Amount 6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A above): a. Total deposits in those noninterest - bearing transaction account deposit products intended primarily for individuals for personal, household, or family use…………………………………………… P753 NA M.6.a. b. Total deposits in those interest - bearing transaction account deposit products intended primarily for individuals for personal, household, or family use…………………………………………… P754 NA M.6.b. 1. Report fixed - rate time deposits by remaining maturity and floating rate time deposits by next repricing date. 2. Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC - E, sum of Memorandum items 2.b and 2.c. 3. Report both fixed - and floating - rate time deposits by remaining maturity. Exclude floating - rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year. 4. Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC - E, Memorandum item 2.d. 5. The $1 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 34 of 85 RC - 19 Schedule RC - E — Continued Memoranda — Continued Dollar Amounts in Thousands 7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above): a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above): (1) Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use…………………………………………………………… (2) Deposits in all other MMDAs of individuals, partnerships, and corporations………………………………………………………………………………………… a. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above): (1) Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use……………………………… (2) Deposits in all other savings deposit accounts of individuals, partnerships, and corporations………………………………………………………………………………………… Amount RCON NA P756 NA P757 NA … P758 NA P759 M.7.a.(1) M.7.a.(2) M.7.b.(1) M.7.b.(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 35 of 85 RC - 20 Schedule RC - F — Other Assets (1) Amount RCON Dollar Amounts in Thousands 124,000 B556 1. Accrued interest receivable (2) ………………………………………………………………………………....... 2. Net deferred tax assets (3) ………………………………………………………………………………............. 3. Interest - only strips receivable (not in the form of a security) (4) ……………………………………………… 4. Equity investments without readily determinable fair values (5) ………………………………..................... 5. Life insurance assets: a. General account life insurance assets……………………………………………………………………… b. Separate account life insurance assets……………………………………………………………………… c. Hybrid account life insurance assets………………………………………………………………………… 6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)……………… 468,000 2148 0 HT80 98,000 1752 0 K201 0 K202 0 K270 1,763,000 2168 0 2166 a. Prepaid expenses………….............................................................................. b. Repossessed personal property (including vehicles)………………….............. c. Derivatives with a positive fair value held for purposes other than trading…………………………………………………..…………….............. d. Not applicable e. Computer software........................................................................................... f. Accounts receivable......................................................................................... g. Receivables from foreclosed government - guaranteed mortgage loans........... 0 1578 0 C010 0 FT33 1,252,000 FT34 0 FT35 0 3549 TEXT 3549 h. i. j. 0 3550 TEXT 3550 0 3551 TEXT 3551 2,453,000 … 2160 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)……………………………………… 1. 2. 3. 4. 5.a. 5.b. 5.c. 6. 6.a. 6.b. 6.c. 6.e. 6.f. 6.g. 6.h. 6.i. 6.j. 7. 1. Institutions should report asset amounts in Schedule RC - F net of any applicable allowance for credit losses. 2. Include accrued interest receivable on loans, leases, debt securities, and other interest - bearing assets. Exclude accrued interest receivable on interest - bearing assets that is reported elsewhere on the balance sheet. 3. See discussion of deferred income taxes in Glossary entry on “income taxes.” 4. Report interest - only strips receivable in the form of a security as available - for - sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate. 5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock. Schedule RC - G — Other Liabilities Amount RCON Dollar Amounts in Thousands 44,000 3645 1. a. Interest accrued and unpaid on deposits (1) …………………………………………………………….…… b. Other expenses accrued and unpaid (includes accrued income taxes payable)………………………… 2. Net deferred tax liabilities (2) ……………………………………………………………………………………… 3. Allowance for credit losses on off - balance - sheet credit exposures………………………………………….… 4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)……………… 434,000 3646 0 3049 2,000 B557 1,963,000 2938 1,005,000 3066 a. Accounts payable…………………………………………………..……………… b. Deferred compensation liabilities………………………………………………… c. Dividends declared but not yet payable………………………………….……… d. Derivatives with a negative fair value held for purposes other than trading… e. Operating lease liabilities.................................................................................. 0 C011 0 2932 563,000 C012 0 LB56 0 3552 TEXT 3552 f. g. h. 0 3553 TEXT 3553 0 3554 TEXT 3554 2,443,000 … 2930 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)……………………………………… 1.a. 1.b. 2. 3. 4. 4.a. 4.b. 4.c. 4.d. 4.e. 4.f. 4.g. 4.h. 5. 1. For savings banks, include “dividends” accrued and unpaid on deposits. 2. See discussion of deferred income taxes in Glossary entry on “income taxes.” 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 36 of 85 RC - 21 Schedule RC - K — Quarterly Averages (1) Dollar Amounts in Thousands RCON Amount Assets 1. Interest - bearing balances due from depository institutions……………………………………….......................... 3381 11,200,000 1. B558 375,000 2. 3. B559 0 B560 0 4. 5. 3365 5,844,000 2. U.S. Treasury securities and U.S. Government agency obligations (2) (excluding mortgage - backed securities) ……………………………………………………………………………… 3. Mortgage - backed securities (2) ………………………………………………………………………….................... 4. All other debt securities (2) and equity securities with readily determinable fair values not held for trading (3) ……………………………………………………………………………………………….................. 5. Federal funds sold and securities purchased under agreements to resell……………………............................ 6. Loans: a. Total loans……………………………………………………………………………………................................. 3360 15,604,000 6.a. b. Loans secured by real estate: (1) Loans secured by 1 – 4 family residential properties…………………………………................................ 3465 2,205,000 6.b.(1) 6.b.(2) 6.c. (2) All other loans secured by real estate…………………………………………………................................ 3466 4,196,000 3387 2,753,000 B561 0 6.d.(1) B562 332,000 6.d.(2) c. Commercial and industrial loans……………………………………………………………............................... d. Loans to individuals for household, family, and other personal expenditures: (1) Credit cards………………………………………………………………………………................................ (2) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)………………………...…………………..……….……………........................ Item 7 is to be completed by (1) banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and (2) all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes. 7. Trading assets………………………………………………………………...………………..................................... 3401 0 7. 8. 9. 8. Lease financing receivables (net of unearned income)……………………...………………................................ 3484 0 9. Total assets (4) ……………………………………………………………………………………..…………………… 3368 34,998,000 3485 6,836,000 10. Liabilities 10. Interest - bearing transaction accounts (interest - bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)…………………….………….................... 11. Nontransaction accounts: a. Savings deposits (includes MMDAs) ……………………………………………………………......................... B563 2,699,000 11.a. 11.b. 11.c. 12. b. Time deposits of $250,000 or less……………………………………………………………............................. HK16 0 c. Time deposits of more than $250,000……………………………………………………………....................... HK17 244,000 12. Federal funds purchased and securities sold under agreements to repurchase………..................................... 3353 0 13. To be completed by banks with $100 million or more in total assets: (5) Other borrowed money (includes mortgage indebtedness)....................................................…………………… 3355 0 13. 1. For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter). 2. Quarterly averages for all debt securities should be based on amortized cost. 3. Quarterly averages for equity securities with readily determinable fair values should be based on fair value. 4. The quarterly average for total assets should reflect securities not held for trading as follows: a) Debt securities at amortized cost. b) Equity securities with readily determinable fair values at fair value. c) Equity investments without readily determinable fair values at their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes). 5. The $100 million asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 37 of 85 RC - 22 Schedule RC - K — Quarterly Averages (1) — Continued Memorandum Dollar Amounts in Thousands RCON Amount Memorandum item 1 is to be completed by: (2) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part 1, item 3) exceeding 5 percent of total loans. 1. Loans to finance agricultural production and other loans to farmers ................................................... 3386 0 M.1. 1. For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter). 2. The $300 million asset - size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 38 of 85 RC - 23 Schedule RC - L — Derivatives and Off - Balance - Sheet Items Please read carefully the instructions for the preparation of Schedule RC - L. Some of the amounts reported in Schedule RC - L are regarded as volume indicators and not necessarily as measures of risk. Amount RCON Dollar Amounts in Thousands 1. Unused commitments: a. Revolving, open - end lines secured by 1 – 4 family residential properties, e.g., home equity lines........................................................................................................................ ... ................... Item 1.a.(1) is to be completed for the December report only. (1) Unused commitments for reverse mortgages outstanding that are held for investment (included in item 1.a. above)............................................................................................................. b. Credit card lines........................................................................................................................ ... ........... Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only by banks with either $300 million or more in total assets or $300 million or more in credit card lines (1) (sum of items 1.b.(1) and 1.b.(2) must equal item 1.b). (1) Unused consumer credit card lines................................................................................................... (2) Other unused credit card lines.......................................................................................................... c. Commitments to fund commercial real estate, construction, and land development loans: (1) Secured by real estate: (a) 1 – 4 family residential construction loan commitments................................................................ (b) Commercial real estate, other construction loan, and land development loan commitments.................................................................................................................. ... .......... (2) NOT secured by real estate.............................................................................................................. d. Securities underwriting................................................................................................................. ... ........ e. Other unused commitments: (1) Commercial and industrial loans....................................................................................................... (2) Loans to financial institutions............................................................................................................ (3) All other unused commitments.......................................................................................................... 2. Financial standby letters of credit…………………………………………………………..……....................... Item 2.a is to be completed by banks with $1 billion or more in total assets. (1) 172,000 3814 0 HT72 0 3815 0 J455 0 J456 0 F164 379,000 F165 0 6550 0 3817 176,000 J457 266,000 J458 6,026,000 J459 244,000 3819 0 3820 a. Amount of financial standby letters of credit conveyed to others……………… 105,000 3821 3. Performance standby letters of credit…………………………………………………….……......................... Item 3.a is to be completed by banks with $1 billion or more in total assets. (1) 0 3822 a. Amount of performance standby letters of credit conveyed to others………… 14,000 3411 4. Commercial and similar letters of credit………………………….……………………………………………… 5. Not applicable 6. Securities lent and borrowed: a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)………………………………………………………….………………………… b. Securities borrowed..................................................................................................................... ... ......... 0 3433 0 3432 (Column B) Purchased Protection (Column A) Sold Protection 7. Credit derivatives: a. Notional amounts: (1) Credit default swaps………………………………… (2) Total return swaps…………………………………… (3) Credit options………………………………………… (4) Other credit derivatives……………………………… Amount RCON Amount RCON 0 C969 0 C968 0 C971 0 C970 0 C973 0 C972 0 C975 0 C974 1.a. 1.a.(1) 1.b. 1.b.(1) 1.b.(2) 1.c.(1)(a) 1.c.(1)(b) 1.c.(2) 1.d. 1.e.(1) 1.e.(2) 1.e.(3) 2. 2.a. 3. 3.a. 4. 6.a. 6.b. 7.a.(1) 7.a.(2) 7.a.(3) 7.a.(4) 1. The asset - size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 39 of 85 RC - 24 Schedule RC - L — Continued (Column A) Sold Protection (Column B) Purchased Protection Dollar Amounts in Thousands RCON Amount RCON Amount C219 0 C221 0 7. b. Gross fair values: (1) Gross positive fair value……………………… (2) Gross negative fair value……………………… 7.b.(1) 7.b.(2) C220 0 C222 0 RCON Amount 7. c. Notional amounts by regulatory capital treatment: (1) (1) Positions covered under the Market Risk Rule: (a) Sold protection…………………………………………………………………….………………… G401 0 7.c.(1)(a) 7.c.(1)(b) (b) Purchased protection………………………………………………………………………………… G402 0 (2) All other positions: (a) Sold protection……………………………………………………………………………………… G403 0 7.c.(2)(a) 7.c.(2)(b) (b) Purchased protection that is recognized as a guarantee for regulatory capital purposes…… G404 0 (c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes……………………….……………………………………………………………… G405 0 7.c.(2)(c) Remaining Maturity of: Dollar Amounts in Thousands (Column C) Over Five Years (Column B) Over One Year Through Five Years (Column A) One Year or Less Amount RCON Amount RCON Amount RCON 7. d. Notional amounts by remaining maturity: (1) Sold credit protection: (2) (a) Investment grade......................................... (b) Subinvestment grade.................................. (2) Purchased credit protection: (3) (a) Investment grade......................................... (b) Subinvestment grade.................................. 0 G408 0 G407 0 G406 0 G411 0 G410 0 G409 0 G414 0 G413 0 G412 0 G417 0 G416 0 G415 7.d.(1)(a) 7.d.(1)(b) 7.d.(2)(a) 7.d.(2)(b) 8. Not applicable 9. All other off - balance - sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, “Total bank equity capital”)....... 9. a. Not applicable b. Commitments to purchase when - issued securities.................................... 9.b. c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf........................... 9.c. 9.d. 9.e. 9.f. d. e. f. 10. A d R a. b. c. d. e. Amount RCON 0 3430 0 3434 0 C978 0 3555 TEXT 3555 0 3556 TEXT 3556 0 3557 TEXT 3557 ll other off - balance - sheet assets (exclude derivatives) (itemize and escribe each component of this item over 25 percent of Schedule C, item 27.a, “Total bank equity capital”):................................................... Commitments to sell when - issued securities............................................. 0 5591 0 3435 0 5592 TEXT 5592 0 5593 TEXT 5593 0 5594 TEXT 5594 0 5595 TEXT 5595 10. 10.a. 10.b. 10.c. 10.d. 10.e. 1. Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B. 2. Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A. 3. Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 40 of 85 RC - 25 Schedule RC - L — Continued Dollar Amounts in Thousands RCON Amount Items 11.a and 11.b are to be completed semiannually in the June and December reports only. 11. Year - to - date merchant credit card sales volume: a. Sales for which the reporting bank is the acquiring bank........................................................... C223 0 11.a. 11.b. b. Sales for which the reporting bank is the agent bank with risk................................................... C224 0 (Column D) Commodity and Other Contracts (Column C) Equity Derivative Contracts (Column B) Foreign Exchange Contracts (Column A) Interest Rate Contracts Dollar Amounts in Thousands Amount Amount Amount Amount Derivatives Position Indicators 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14): a. Futures contracts………………… b. Forward contracts………………… c. Exchange - traded option contracts: (1) Written options………………… (2) Purchased options…………… d. Over - the - counter option contracts: (1) Written options………………… (2) Purchased options…………… e. Swaps……………………………… 13. Total gross notional amount of derivative contracts held for trading………..…… 14. Total gross notional amount of derivative contracts held for purposes other than trading…………….…………………… a. Interest rate swaps where the bank has agreed to pay a fixed rate………………………………… RCON 8696 RCON 8695 RCON 8694 RCON 8693 0 0 0 0 RCON 8700 RCON 8699 RCON 8698 RCON 8697 0 0 0 0 RCON 8704 RCON 8703 RCON 8702 RCON 8701 0 0 0 0 RCON 8708 RCON 8707 RCON 8706 RCON 8705 0 0 0 24,000 RCON8712 RCON 8711 RCON 8710 RCON 8709 0 0 0 5,025,000 RCON 8716 RCON 8715 RCON 8714 RCON 8713 0 0 0 5,025,000 RCON 8720 RCON 8719 RCON 3826 RCON 3450 0 0 0 25,657,000 RCON 8724 RCON 8723 RCON A127 RCON A126 0 0 0 0 RCON 8728 RCON 8727 RCON 8726 RCON 8725 0 0 0 35,731,000 RCON A589 0 12.a. 12.b. 12.c.(1) 12.c.(2) 12.d.(1) 12.d.(2) 12.e. 13. 14. 14.a. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 41 of 85 RC - 26 Schedule RC - L — Continued (Column D) Commodity and Other Contracts (Column C) Equity Derivative Contracts (Column B) Foreign Exchange Contracts (Column A) Interest Rate Contracts Dollar Amounts in Thousands Amount Amount Amount Amount Derivatives Position Indicators 15. Gross fair values of derivative contracts: a. Contracts held for trading: (1) Gross positive fair value………………………………………………… (2) Gross negative fair value………………………………………………… b. Contracts held for purposes other than trading: (1) Gross positive fair value………………………………………… (2) Gross negative fair value………………………………………………… RCON 8736 RCON 8735 RCON 8734 RCON 8733 0 0 0 0 RCON 8740 RCON 8739 RCON 8738 RCON 8737 0 0 0 0 RCON 8744 RCON 8743 RCON 8742 RCON 8741 0 0 0 437,000 RCON 8748 RCON 8747 RCON 8746 RCON 8745 0 0 0 567,000 15.a.(1) 15.a.(2) 15.b.(1) 15.b.(2) (Column E) Corporations and All Other Counterparties (Columns B - D) Not applicable (Column A) Banks and Securities Firms Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON Item 16 is to be completed only by banks with total assets of $10 billion or more. (1) 16. Over - the - counter derivatives: a. Net current credit exposure………………..…........... b. Fair value of collateral: (1) Cash―U.S. dollar……………………………......... (2) Cash―Other currencies………………….............. (3) U.S. Treasury securities………………….............. (4) through (6) Not Applicable (7) All other collateral…………………………............. (8) Total fair value of collateral (sum of items 16.b.(1) through (7))………………. 364,000 G422 70,000 G418 0 G427 38,000 G423 0 G432 0 G428 0 G437 0 G433 0 G457 0 G453 0 G462 38,000 G458 16.a. 16.b.(1) 16.b.(2) 16.b.(3) 16.b.(7) 16.b.(8) 1. The $10 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 42 of 85 RC - 27 Schedule RC - M — Memoranda Dollar Amounts in Thousands RCON Amount 6164 0 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date: a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests…………………………………………………………………… b. Number of executive officers, directors, and principal shareholders to whom the 1.a. amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 Number percent of total capital as defined for this purpose in agency regulations……… 6165 0 1.b. 2. Intangible assets: a. Mortgage servicing assets…………………………………………………………………………………… 3164 0 2.a. 2.a.(1) 2.b. 2.c. 2.d. (1) Estimated fair value of mortgage servicing assets…………………………… A590 0 b. Goodwill………………………….……………………………….…….……………………………….…….… 3163 0 c. All other intangible assets…………………………………………………………………………………… JF76 2,000 d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)……………………………… 2143 2,000 3. Other real estate owned: a. Construction, land development, and other land…………………………………………………………… 5508 0 3.a. 3.b. 3.c. 3.d. 3.e. 3.f. b. Farmland………………………………………………………………………………………………………… 5509 0 c. 1 – 4 family residential properties……………………………………………………………………………… 5510 4,000 d. Multifamily (5 or more) residential properties……………………………………………………………… 5511 0 e. Nonfarm nonresidential properties…………………………………………………………………………… 5512 0 f. Total (sum of items 3.a through 3.e) (must equal Schedule RC, item 7)………………………………… 2150 4,000 JA29 0 4. F055 0 4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c) (1) ……………………………………… 5. Other borrowed money: a. Federal Home Loan Bank advances: (1) Advances with a remaining maturity or next repricing date of: (2) (a) One year or less…………………………………………………………………………………… (b) Over one year through three years……………………………………………………………… 5.a.(1)(a) 5.a.(1)(b) 5.a.(1)(c) 5.a.(1)(d) F056 0 (c) Over three years through five years……………………………………………………………… F057 0 (d) Over five years……………………………………………………………………………………… F058 0 2651 0 5.a.(2) 5.a.(3) F059 0 (2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (3) ………………………………………………………………… (3) Structured advances (included in items 5.a.(1)(a) – (d) above)……………………………………… b. Other borrowings: (1) Other borrowings with a remaining maturity or next repricing date of: (4) (a) One year or less………………………………………………………………………………..…… F060 0 5.b.(1)(a) 5.b.(1)(b) 5.b.(1)(c) 5.b.(1)(d) F061 0 (b) Over one year through three years……………………………………………………………… (c) Over three years through five years……………………………………………………………… F062 0 (d) Over five years……………………………………………………………………………………… F063 0 (2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (5) ........................................................................................... B571 0 5.b.(2) c. Total (sum of items 5.a.(1)(a) – (d) and items 5.b.(1)(a) – (d)) (must equal Schedule RC, item 16)…………… 3190 0 5.c. 1. Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 2. Report fixed - rate advances by remaining maturity and floating - rate advances by next repricing date. 3. Report both fixed - and floating - rate advances by remaining maturity. Exclude floating - rate advances with a next repricing date of one year or less that have a remaining maturity of over one year. 4. Report fixed - rate other borrowings by remaining maturity and floating - rate other borrowings by next repricing date. 5. Report both fixed - and floating - rate other borrowings by remaining maturity. Exclude floating - rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 43 of 85 RC - 28 Schedule RC - M — Continued Dollar Amounts in Thousands RCON Yes No 6. Does the reporting bank sell private label or third - party mutual funds and annuities?....................... B569 x 6. Amount RCON 0 B570 7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.............. 8. Internet website addresses and physical office trade names: 7. a. Uniform Resource Locator (URL) of the reporting institution’s primary Internet website (home page), if any (Example: www.examplebank.com): TEXT 4087 http:// http://www.db.com 8.a. b. URLs of all other public - facing Internet websites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz): (1) 8.b.(1) http:// TE01 N528 (1) 8.b.(2) http:// TE02 N528 (2) 8.b.(3) http:// TE03 N528 (3) 8.b.(4) http:// TE04 N528 (4) 8.b.(5) http:// TE05 N528 (5) 8.b.(6) http:// TE06 N528 (6) 8.b.(7) http:// TE07 N528 (7) 8.b.(8) http:// TE08 N528 (8) 8.b.(9) http:// TE09 N528 (9) 8.b.(10) http:// TE10 N528 (10) c. Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any: (1) TE01 N529 TE02 N529 TE03 N529 TE04 N529 TE05 N529 TE06 N529 8.c.(1) (2) 8.c.(2) (3) 8.c.(3) (4) 8.c.(4) (5) 8.c.(5) (6) 8.c.(6) Item 9 is to be completed annually in the December report only. No Yes RCON x 4088 9. Do any of the bank’s Internet websites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the website?........................... 10. Secured liabilities: a. Amount of “Federal funds purchased” that are secured 9. (included in Schedule RC, item 14.a)............................................................................................ 10.a. b. Amount of “Other borrowings” that are secured (included in Schedule RC - M, items 5.b.(1)(a) – (d))........................................................................ Amount RCON 0 F064 0 F065 10.b. 11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?.................................................................................. 11. 12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?................................................................................. No Yes RCON x G463 x G464 12. 1. Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net). 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 44 of 85 RC - 29 Schedule RC - M — Continued Dollar Amounts in Thousands 13. Portion of covered other real estate owned that is protected by FDIC loss - sharing agreements (included in Schedule RC, item 7)................................................................................... 13. Items 14.a and 14.b are to be completed annually in the December report only. 14 Captive insurance and reinsurance subsidiaries: a. Total assets of captive insurance subsidiaries (1) ........................................................................... 14.a. 14.b. b. Total assets of captive reinsurance subsidiaries (1) ....................................................................... Amount RCON 0 K192 0 K193 0 K194 Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15 Qualified Thrift Lender (QTL) test: a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)................ b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?............. Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 15.a. 15.b. 16. International remittance transfers offered to consumers: (2) a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date........................................................................................ 16.a. Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed. b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date: (1) Estimated dollar value of international remittance transfers..................................................... 16.b.(1) (2) Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception...................................................................... 16.b.(2) (3) Estimated number of international remittance transfers for which your institution applied the permanent covered third - party fee exception........................................................ 17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans (3) and the Federal Reserve PPP Liquidity Facility (PPPLF): a. Number of PPP loans outstanding................................................................................................. 16.b.(3) 17.a. b. Outstanding balance of PPP loans................................................................................................. 17.b. 17.c. c. Outstanding balance of PPP loans pledged to the PPPLF............................................................ d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of: (1) One year or less....................................................................................................................... (2) More than one year................................................................................................................... 17.d.(1) 17.d.(2) Number RCON NA L133 No Yes L135 NA N523 Amount NA N524 Number NA MM07 NA MQ52 0 LG26 Amount 0 LG27 0 LG28 0 LL59 0 LL60 0 LL57 e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC - R, Part I, item 30..................................... 17.e. 1. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank. 2. Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are “remittance transfers” as defined by subpart B of Regulation E (12 CFR † 1005.30(e)), or (b) would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR † 1005.30(e)) but are excluded from that definition only because the pro - vider is not providing those transfers in the normal course of its business. See 12 CFR † 1005.30(f). For purposes of this item 16, such transfers are referred to as international remittance transfers. Exclude transfers sent by your institution as a correspondent bank for other providers. Report information only about transfers for which the reporting institu - tion is the provider. 3. Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)). 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 45 of 85 RC - 30 Schedule RC - N — Past Due and Nonaccrual Loans, Leases, and Other Assets (Column C) Nonaccrual (Column B) Past due 90 days or more and still accruing (Column A) Past due 30 through 89 days and still accruing Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 1. Loans secured by real estate: a. Construction, land development, and other land loans: (1) 1 – 4 family residential construction loans......... (2) Other construction loans and all land development and other land loans…............... b. Secured by farmland.............................................. c. Secured by 1 – 4 family residential properties: (1) Revolving, open - end loans secured by 1 – 4 family residential properties and extended under lines of credit.......................... (2) Closed - end loans secured by 1 - 4 family residential properties: (a) Secured by first liens................................. (b) Secured by junior liens.............................. d. Secured by multifamily (5 or more) residential properties.............................................. e. Secured by nonfarm nonresidential properties: (1) Loans secured by owner - occupied nonfarm nonresidential properties................... (2) Loans secured by other nonfarm nonresidential properties................................. 2. Loans to depository institutions and acceptances of other banks.......................................... 3. Not applicable 4. Commercial and industrial loans……........................... 5. Loans to individuals for household, family, and other personal expenditures: a. Credit cards............................................................ b. Automobile loans.................................................... c. Other (includes revolving credit plans other than credit cards and other consumer loans)..................................................... 6. Not applicable 7. All other loans (1) ......................................................... 8. Lease financing receivables......................................... 9. Total loans and leases (sum of items 1 through 8)…… 10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)..................................................... 0 F176 0 F174 0 F172 0 F177 0 F175 0 F173 0 3495 0 3494 0 3493 3,000 5400 1,000 5399 2,000 5398 21,000 C229 2,000 C237 13,000 C236 0 C230 0 C239 0 C238 0 3501 0 3500 0 3499 0 F182 0 F180 0 F178 0 F183 0 F181 0 F179 0 B836 0 B835 0 B834 0 1608 0 1607 0 1606 0 B577 0 B576 0 B575 0 K215 0 K214 0 K213 0 K218 0 K217 0 K216 1,000 5461 0 5460 0 5459 0 1228 0 1227 0 1226 25,000 1403 3,000 1407 15,000 1406 0 3507 0 3506 0 3505 1.a.(1) 1.a.(2) 1.b. 1.c.(1) 1.c.(2)(a) 1.c.(2)(b) 1.d. 1.e.(1) 1.e.(2) 2. 4. 5.a. 5.b. 5.c. 7. 8. 9. 10. 1. Includes past due and nonaccrual “Loans to finance agricultural productions and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.” 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 46 of 85 RC - 31 Schedule RC - N — Continued Amounts reported by loan and lease category in Schedule RC - N, items 1 through 8, include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in items 11 and 12 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8. (Column C) Nonaccrual (Column B) Past due 90 days or more and still accruing (Column A) Past due 30 through 89 days and still accruing Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss - sharing agreements with the FDIC............................................... a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked “GNMA loans”............................. b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 11 above........................ 12. Portion of covered loans and leases reported in item 9 above that is protected by FDIC loss - sharing agreements................................... 0 K038 0 K037 0 K036 0 K041 0 K040 0 K039 0 K044 0 K043 0 K042 0 K104 0 K103 0 K102 11. 11.a. 11.b. 12.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 47 of 85 RC - 32 Schedule RC - N — Continued Memoranda (Column C) Nonaccrual (Column B) Past due 90 days or more and still accruing (Column A) Past due 30 through 89 days and still accruing Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 1. Loans restructured in troubled debt restructurings included in Schedule RC - N, items 1 through 7, above (and not reported in Schedule RC - C, Part I, Memorandum item 1): a. Construction, land development, and other land loans: (1) 1 – 4 family residential construction loans ................................................................. (2) Other construction loans and all land development and other land loans ................... b. Loans secured by 1 – 4 family residential properties…………………………………………...... c. Secured by multifamily (5 or more) residential properties .............................................. d. Secured by nonfarm nonresidential properties: (1) Loans secured by owner - occupied nonfarm nonresidential properties.................... (2) Loans secured by other nonfarm nonresidential properties .................................. d. Commercial and industrial loans ............................ Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal ‘Memorandum item 1.e): (1) (1) To U.S. addressees (domicile) ......................... (2) To non - U.S. addressees (domicile) ................. f. All other loans ( include loans to individuals for household, family, and other personal expenditures) ................................. Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in trou - bled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C): (1) Loans secured by farmland .............................. (2) and (3) Not applicable 0 K107 0 K106 0 K105 0 K110 0 K109 0 K108 1,000 F663 0 F662 0 F661 0 K113 0 K112 0 K111 0 K116 0 K115 0 K114 0 K119 0 K118 0 K117 0 K259 0 K258 0 K257 0 K122 0 K121 0 K120 0 K125 0 K124 0 K123 0 K128 0 K127 0 K126 0 K132 0 K131 0 K130 M.1.a.(1) M.1.a.(2) M.1.b. M.1.c. M.1.d.(1) M.1.d.(2) M.1.e. M.1.e.(1) M.1.e.(2) M.1.f. M.1.f.(1) 1. The $300 million asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 48 of 85 RC - 33 Schedule RC - N — Continued Memoranda — Continued (Column C) Nonaccrual (Column B) Past due 90 days or more and still accruing (Column A) Past due 30 through 89 days and still accruing Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 1. f. (4) Loans to individuals for household, family, and other personal expenditures: (a) Credit cards ............................................. (b) Automobile loans ..................................... (c) Other (includes revolving credit plans other than credit cards and other consumer loans) ...................... Memorandum item 1.f.(5) is to be completed by: (1) • Banks with $300 million or more in total assets • Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part I, item 3) exceeding 5 percent of total loans (5) Loans to finance agricultural pro - duction and other loans to farmers included in Schedule RC - N, Memorandum item 1.f, above ....................... 1. g. Total loans restructured in troubled debt restructurings included in Schedule RC - N, items 1 through 7, above (sum of Memorandum items 1.a(1) through 1.e plus 1.f) (2)……………………………………………………………………………… 2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC - N, items 4 and 7, above.................... 3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets: (1) a. Loans secured by real estate to non - U.S. addressees (domicile) (included in Schedule RC - N, item 1, above)........................... b. Loans to and acceptances of foreign banks (included in Schedule RC - N, item 2, above) ............................................................. c. Commercial and industrial loans to non - U.S. addressees (domicile) included in Schedule RC - N, item 4, above............................ 0 K276 0 K275 0 K274 0 K279 0 K278 0 K277 0 K282 0 K281 0 K280 0 K140 0 K139 0 K138 1,000 HK28 0 HK27 0 HK26 0 6560 0 6559 0 6558 0 1250 0 1249 0 1248 0 5382 0 5381 0 5380 0 1256 0 1255 0 1254 M.1.f.(4)(a) M.1.f.(4)(b) M.1.f.(4)(c) M.1.f.(5) M.1.g. M.2. M.3.a. M.3.b. M.3.c. 1. The $300 million asset - size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023 , Report of Condition. 2. Exclude amounts reported in Memorandum items 1.e.(1), 1.e.(2), and 1.f.(1) through 1.f.(5) when calculating the total in Memorandum item 1.g. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 49 of 85 RC - 34 Schedule RC - N — Continued Memoranda — Continued (Column C) Nonaccrual (Column B) Past due 90 days or more and still accruing (Column A) Past due 30 through 89 days and still accruing Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 3. d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC - N, item 8, above) ........................... Memorandum item 4 is to be completed by: (1) • banks with $300 million or more in total assets • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC - C, Part I, item 3) exceeding 5 percent of total loans: 4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC - N, item 7, above) .................................................... 5. Loans and leases held for sale (included in Schedule RC - N, items 1 through 8, above)…………… 0 F168 0 F167 0 F166 0 1583 0 1597 0 1594 0 C226 0 C241 0 C240 M.3.d. M.4. M.5. 6. Not applicable Memorandum items 7 and 8 are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months ............................................................... 8. Nonaccrual assets sold during the previous six months............................................................................ Amount RCON 0 C410 0 C411 M.7. M.8. 1. The $300 million asset - size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 50 of 85 RC - 35 Schedule RC - O — Other Data for Deposit Insurance Assessments All FDIC - insured depository institutions must complete items 1 and 2, 4 through 9,10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 5 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 5 through 18 on a fully consolidated basis. Dollar Amounts in Thousands RCON Amount 1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations.............................................................................................. F236 27,036,000 1. 2. 2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions...................... F237 0 3. Not applicable 4. Average consolidated total assets for the calendar quarter ....................................................................... K652 34,998,000 4. a. Averaging method used Number (for daily averaging, enter 1, for weekly averaging, enter 2) .......................... K653 1 4.a. Amount 5. Average tangible equity for the calendar quarter (1) .................................................................................. K654 9,703,000 5. 6. 6. Holdings of long - term unsecured debt issued by other FDIC - insured depository institutions……………… K655 0 G465 0 7.a. 7.b. 7.c. 7.d. G466 0 G467 0 G468 0 G469 0 8.a. 8.b. 8.c. 8.d. 9. G470 0 G471 0 7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC - M, items 5.b.(1)(a) – (d) minus item 10.b): a. One year or less......................................................................................................................... ... ......... b. Over one year through three years........................................................................................................ c. Over three years through five years....................................................................................................... d. Over five years........................................................................................................................ ... ............ 8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19): a. One year or less......................................................................................................................... ... ......... b. Over one year through three years........................................................................................................ c. Over three years through five years....................................................................................................... d. Over five years........................................................................................................................ ... ............ G472 0 9. Brokered reciprocal deposits (included in Schedule RC - E, Memorandum item 1.b).................................. G803 0 L190 NA 9.a. Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits................................................................................... 10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business Yes No conduct test set forth in FDIC regulations? ................................................................................................ K656 x 10. Amount If the answer to item 10 is “YES,” complete items 10.a and 10.b. a. Banker’s bank deduction.................................................................................................................... ... . K657 NA 10.a. 10.b. b. Banker’s bank deduction limit ................................................................................................................ K658 NA 11. Custodial bank certification: Yes No Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? ........ K659 x 11. Amount If the answer to item 11 is “YES,” complete items 11.a and 11.b. (2) a. Custodial bank deduction ...................................................................................................................... K660 11,619,000 11.a. 11.b. b. Custodial bank deduction limit ............................................................................................................... K661 6,028,000 1. See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC - R, Part I, item 26, except as described in the instructions. 2. If the amount reported in item 11.b is zero, item 11.a may be left blank. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 51 of 85 RC - 36 Schedule RC - O — Continued Memoranda M.1.a.(1) M.1.a.(2) M.1.b.(1) M.1.b.(2) M.1.c.(1) M.1.c.(2) M.1.d.(1) M.1.d.(2) Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2) 2. Estimated amount of uninsured deposits including related interest accrued and unpaid (see instructions) (3) ............................................................................................................................. ... .. Amount RCON Dollar Amounts in Thousands 1. Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC - O, item 1 less item 2): a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1) (1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less........................... 130,000 F049 Number (2) Number of deposit accounts (excluding retirement accounts) 5,792 F050 of $250,000 or less....................................................................................... b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1) (1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000..................... 26,855,000 F051 Number (2) Number of deposit accounts (excluding retirement accounts) 3,359 F052 of more than $250,000................................................................................. c. Retirement deposit accounts of $250,000 or less: (1) (1) Amount of retirement deposit accounts of $250,000 or less............................................................. 51,000 F045 Number 139 F046 (2) Number of retirement deposit accounts of $250,000 or less........................ d. Retirement deposit accounts of more than $250,000: (1) (1) Amount of retirement deposit accounts of more than $250,000....................................................... 0 F047 Number 1 F048 (2) Number of retirement deposit accounts of more than $250,000.................. 26,015,000 5597 M.2. 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings FDIC Cert. No. RCON association: 0 A545 TEXT A545 M.3. 4. Not applicable 1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date. 2. The $1 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 3. Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 52 of 85 RC - 37 Schedule RC - O — Continued Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis. Memoranda — Continued Amount RCON Dollar Amounts in Thousands Memorandum items 5 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment........................................................... 6. Criticized and classified items: a. Special mention ............................................................................................................................. ... b. Substandard.................................................................................................................. ... ................. c. Doubtful ............................................................................................................................. ... ............ d. Loss ............................................................................................................................. ... .................. 7. “Nontraditional 1 – 4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations: a. Nontraditional 1 - 4 family residential mortgage loans.......................................................................... b. Securitizations of nontraditional 1 - 4 family residential mortgage loan.s.............................................. 8. “Higher - risk consumer loans” as defined for assessment purposes only in FDIC regulations: a. Higher - risk consumer loans……........................................................................................................ b. Securitizations of higher - risk consumer loans…................................................................................. 9. “Higher - risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations: a. Higher - risk commercial and industrial loans and securities................................................................ b. Securitizations of higher - risk commercial and industrial loans and securiti e … s ................................. 10. Commitments to fund construction, land development, and other land loans secured by real estate: a. Total unfunded commitments ........................................................................................................... b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC) ............................................................................................................................. ... .......... 11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss - sharing agreements) .................................. 12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC - E, Part I, Memorandum item 2.d) ……......................................................... Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only. 13. Portion of funded loans and securities guaranteed or insured by the U.S. government (including FDIC loss - sharing agreements): a. Construction, land development, and other land loans secured by real estate ................................ b. Loans secured by multifamily residential and nonfarm nonresidential properties ............................ c. Closed - end loans secured by first liens on 1 – 4 family residential properties ................................... d. Closed - end loans secured by junior liens on 1 – 4 family residential properties and revolving, open - end loans secured by 1 – 4 family residential properties and extended under lines of credit .......................................................................................................................... e. Commercial and industrial loans ...................................................................................................... f. Credit card loans to individuals for household, family, and other personal expenditures …............. g. All other loans to individuals for household, family, and other personal expenditures...................... h. Non - agency residential mortgage - backed securities......................................................................... Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations. 14. Amount of the institution’s largest counterparty exposure .................................................................... 15. Total amount of the institution’s 20 largest counterparty exposures ..................................................... NA MW53 1,627,000 K663 420,000 K664 11,000 K665 0 K666 1,737,000 N025 0 N026 42,000 N027 0 N028 0 N029 0 N030 379,000 K676 0 K677 0 K669 315,000 K678 0 N177 0 N178 0 N179 0 N180 0 N181 0 N182 0 N183 0 M963 NA K673 NA K674 M.5. M.6.a. M.6.b. M.6.c. M.6.d. M.7.a. M.7.b. M.8.a. M.8.b. M.9.a. M.9.b. M.10.a. M.10.b. M.11. M.12. M.13.a. M.13.b. M.13.c. M.13.d. M.13.e. M.13.f. M.13.g. M.13.h. M.14. M.15.

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 53 of 85 RC - 38 Schedule RC - O — Continued Memoranda — Continued Amount RCON Dollar Amounts in Thousands Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC - C, Part I, Memorandum item 1).................................................................... Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured deposi - tory institution. 17. Selected fully consolidated data for deposit insurance assessment purposes: a. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations..................................................................................... b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions............. c. Unsecured “Other borrowings” with a remaining maturity of one year or less................................... d. Estimated amount of uninsured deposits, including related interest accrued and unpaid................. 0 L189 NA L194 NA L195 NA L196 NA L197 M.16. M.17.a. M.17.b. M.17.c. M.17.d.

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 54 of 85 RC - 39 Schedule RC - O — Continued Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis. Two - Year Probability of Default (PD) Dollar Amounts in Thousands (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) (Column A) 18.01 – 20% 16.01 – 18% 14.01 – 16% 10.01 – 14% 7.01 – 10% 4.01 – 7% 1.01 – 4% < 1% Amount Amount Amount Amount Amount Amount Amount Amount 18. Outstanding balance of 1 - 4 family residential mortgage loans, consumer loans, and consumer leases by two - year probability of default: a. “Nontraditional 1 - 4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations………………… b. Closed - end loans secured by first liens on 1 - 4 family residential properties…………………… c. Closed - end loans secured by junior liens on 1 - 4 family residential properties…………………… d. Revolving, open - end loans secured by 1 - 4 family residential properties and extended under lines of credit e. Credit cards……………………………… f. Automobile loans………………………… g. Student loans…………………………… h. Other consumer loans and revolving credit plans other than credit cards………………………… i. Consumer leases………………………… j. Total……………………………………… RCON M971 RCON M970 RCON M969 RCON M968 RCON M967 RCON M966 RCON M965 RCON M964 3,000 0 4,000 54,000 178,000 363,000 646,000 401,000 RCON M986 RCON M985 RCON M984 RCON M983 RCON M982 RCON M981 RCON M980 RCON M979 0 0 0 5,000 3,000 40,000 87,000 48,000 RCON N002 RCON N001 RCON M999 RCON M998 RCON M997 RCON M996 RCON M995 RCON M994 0 0 0 10,000 1,000 2,000 13,000 6,000 RCON N017 RCON N016 RCON N015 RCON N014 RCON N013 RCON N012 RCON N011 RCON N010 0 0 0 7,000 9,000 95,000 76,000 26,000 RCON N047 RCON N046 RCON N045 RCON N044 RCON N043 RCON N042 RCON N041 RCON N040 0 0 0 0 0 0 0 0 RCON N062 RCON N061 RCON N060 RCON N059 RCON N058 RCON N057 RCON N056 RCON N055 0 0 0 0 0 0 0 0 RCON N077 RCON N076 RCON N075 RCON N074 RCON N073 RCON N072 RCON N071 RCON N070 0 0 0 0 0 0 0 0 RCON N092 RCON N091 RCON N090 RCON N089 RCON N088 RCON N087 RCON N086 RCON N085 0 0 0 0 1,000 67,000 112,000 158,000 RCON N107 RCON N106 RCON N105 RCON N104 RCON N103 RCON N102 RCON N101 RCON N100 0 0 0 0 0 0 0 0 RCON N122 RCON N121 RCON N120 RCON N119 RCON N118 RCON N117 RCON N116 RCON N115 3,000 0 4,000 76,000 192,000 567,000 934,000 639,000 M.18.a. M.18.b. M.18.c. M.18.d. M.18.e. M.18.f. M.18.g. M.18.h. M.18.i. M.18.j.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 55 of 85 RC - 40 Schedule RC - O — Continued Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis. (Column O) PDs Were Derived Using (1) Two - Year Probability of Default (PD) Dollar Amounts in Thousands (Column N) (Column M) (Column L) (Column K) (Column J) (Column I) Total Unscoreable > 30% 26.01 – 30% 22.01 – 26% 20.01 – 22% Number Amount Amount Amount Amount Amount Amount 18. Outstanding balance of 1 - 4 family residential mortgage loans, consumer loans, and consumer leases by two - year probability of default: a. “Nontraditional 1 - 4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations……………………… b. Closed - end loans secured by first liens on 1 - 4 family residential properties…………………………… c. Closed - end loans secured by junior liens on 1 - 4 family residential properties…………………………… d. Revolving, open - end loans secured by 1 - 4 family residential properties and extended under lines of credit…………… e. Credit cards…………………………………… f. Automobile loans……………………………… g. Student loans…………………………………… h. Other consumer loans and revolving credit plans other than credit cards……………………………… i. Consumer leases……………………………… j. Total……………………………………………… RCON M978 RCON M977 RCON M976 RCON M975 RCON M974 RCON M973 RCON M972 1 1,737,000 79,000 0 2,000 2,000 5,000 RCON M993 RCON M992 RCON M991 RCON M990 RCON M989 RCON M988 RCON M987 1 194,000 11,000 0 0 0 0 RCON N009 RCON N008 RCON N007 RCON N006 RCON N005 RCON N004 RCON N003 1 32,000 0 0 0 0 0 RCON N024 RCON N023 RCON N022 RCON N021 RCON N020 RCON N019 RCON N018 1 260,000 47,000 0 0 0 0 RCON N054 RCON N053 RCON N052 RCON N051 RCON N050 RCON N049 RCON N048 0 0 0 0 0 0 0 RCON N069 RCON N068 RCON N067 RCON N066 RCON N065 RCON N064 RCON N063 0 0 0 0 0 0 0 RCON N084 RCON N083 RCON N082 RCON N081 RCON N080 RCON N079 RCON N078 0 0 0 0 0 0 0 RCON N099 RCON N098 RCON N097 RCON N096 RCON N095 RCON N094 RCON N093 1 363,000 25,000 0 0 0 0 RCON N114 RCON N113 RCON N112 RCON N111 RCON N110 RCON N109 RCON N108 0 0 0 0 0 0 0 RCON N128 RCON N127 RCON N126 RCON N125 RCON N124 RCON N123 2,586,000 162,000 0 2,000 2,000 5,000 M.18.a. M.18.b. M.18.c. M.18.d. M.18.e. M.18.f. M.18.g. M.18.h. M.18.i. M.18.j. 1. For PDs derived using scores and default rate mappings provided by a third - party vendor, enter 1; for PDs derived using an internal approach, enter 2; for PDs derived using third - party vendor mappings for some loans within a product type and an internal approach for other loans within the same product type, enter 3. If the total reported in Column N for a product type is zero, enter 0. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 06/2012 FFIEC 041 Page 56 of 85 RC - 41 Schedule RC - P — 1 – 4 Family Residential Mortgage Banking Activities Schedule RC - P is to be completed by banks at which either 1 – 4 family residential mortgage loan originations and purchases for resale (1) from all sources, loan sales, or quarter - end loans held for sale or trading exceed $10 million for two consecutive quarters. Dollar Amounts in Thousands 1. Retail originations during the quarter of 1 – 4 family residential mortgage loans for sale (1) ..................... 1. 2. Wholesale originations and purchases during the quarter of 1 – 4 family residential mortgage loans for sale (1).......................................................................................................................... ... ............................................................................................................................. ... .... 3. 1 – 4 family residential mortgage loans sold during the quarter................................................................. 4. 1 – 4 family residential mortgage loans held for sale or trading at quarter - end (included in Schedule RC, items 4.a and 5)............................................................................................. 5. Noninterest income for the quarter from the sale, securitization, and servicing of 1 – 4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i).................................... 2. 3. 4. 5. 6. Repurchases and indemnifications of 1 – 4 family residential mortgage loans during the quarter............ 7. Representation and warranty reserves for 1 – 4 family residential mortgage loans sold: a. For representations and warranties made to U.S. government agencies and government - 6. sponsored agencies..................................................................................................................... ... ...... 7.a. 7.b. 7.c. b. For representations and warranties made to other parties................................................................... c. Total representation and warranty reserves (sum of items 7.a and 7.b).............................................. Amount RCON 0 HT81 0 HT82 0 FT04 0 FT05 RIAD 0 HT85 RCON 0 HT86 0 L191 0 L192 0 M288 1. Exclude originations and purchases of 1 – 4 family residential mortgage loans that are held for investment.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 57 of 85 RC - 42 Schedule RC - Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis Schedule RC - Q is to be completed by banks that: (1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) Are required to complete Schedule RC - D, Trading Assets and Liabilities. (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON Amount RCON Amount RCON Assets 1. Available - for - sale debt securities and equity securities with readily determinable fair values not held for trading (1) …………………………………… 2. Not applicable 3. Loans and leases held for sale.................................... 4. Loans and leases held for investment.......................... 5. Trading assets: a. Derivative assets..................................................... b. Other trading assets................................................ (1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC - Q, item 5.b above)......................... 6. All other assets............................................................. 7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)................................................................... Liabilities 8. Deposits....................................................................... 9. Not applicable 10. Trading liabilities: a. Derivative liabilities.................................................. b. Other trading liabilities............................................. 11. and 12. Not applicable 13. All other liabilities......................................................... 14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)................. 0 G477 0 G476 375,000 G475 0 G474 375,000 JA36 0 G487 0 G486 0 G485 0 G484 0 G483 0 G492 0 G491 0 G490 0 G489 0 G488 0 G496 0 G495 0 G494 0 G493 0 3543 0 G501 0 G500 0 G499 0 G498 0 G497 0 F242 0 F241 0 F692 0 F684 0 F240 0 G804 444,000 G396 0 G395 4,000 G392 440,000 G391 0 G506 444,000 G505 375,000 G504 4,000 G503 815,000 G502 0 F254 0 F253 0 F694 0 F686 0 F252 0 G515 0 G514 0 G513 0 G512 0 3547 0 G520 0 G519 0 G518 0 G517 0 G516 0 G809 567,000 G808 0 G807 4,000 G806 563,000 G805 0 G535 567,000 G534 0 G533 4,000 G532 563,000 G531 1. 3. 4. 5.a. 5.b. 5.b.(1) 6. 7. 8. 10.a. 10.b. 13. 14. 1. The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 58 of 85 RC - 43 Schedule RC - Q — Continued (Column E) Level 3 Fair Value Measurements (Column D) Level 2 Fair Value Measurements (Column C) Level 1 Fair Value Measurements (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Column A) Total Fair Value Reported on Schedule RC Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON Amount RCON Amount RCON Memoranda 1. All other assets (itemize and describe amounts included in Schedule RC - Q, item 6, that are greater than $100,000 and exceed 25 percent of item 6): a. Mortgage servicing assets…………………… b. Nontrading derivative assets………………… 0 G540 0 G539 0 G538 0 G537 0 G536 0 G545 437,000 G544 0 G543 4,000 G542 433,000 G541 0 G550 0 G549 0 G548 0 G547 0 G546 TEXT G546 c. d. e. f. 0 G555 0 G554 0 G553 0 G552 0 G551 TEXT G551 0 G560 0 G559 0 G558 0 G557 0 G556 TEXT G556 0 G565 0 G564 0 G563 0 G562 0 G561 TEXT G561 2. All other liabilities (itemize and describe amounts included in Schedule RC - Q, item 13, that are greater than $100,000 and exceed 25 percent of item 13): a. Loan commitments (not accounted for as derivatives)…………… b. Nontrading derivative liabilities………………… 0 F263 0 F262 0 F697 0 F689 0 F261 0 G570 567,000 G569 0 G568 4,000 G567 563,000 G566 0 G575 0 G574 0 G573 0 G572 0 G571 TEXT G571 c. d. e. f. 0 G580 0 G579 0 G578 0 G577 0 G576 TEXT G576 0 G585 0 G584 0 G583 0 G582 0 G581 TEXT G581 0 G590 0 G589 0 G588 0 G587 0 G586 TEXT G586 M.1.a. M.1.b. M.1.c. M.1.d. M.1.e. M.1.f. M.2.a. M.2.b. M.2.c. M.2.d. M.2.e. M.2.f.

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 59 of 85 RC - 44 Schedule RC - Q — Continued Memoranda — Continued Dollar Amounts in Thousands 3. Loans measured at fair value (included in Schedule RC - C, Part I, items 1 through 9): a. Loans secured by real estate: (1) Secured by 1 – 4 family residential properties…………………………………………................. (2) All other loans secured by real estate……………………...…………………...………………… b. Commercial and industrial loans………………………………………….………............................. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)……………………….…………………….…… d. Other loans…………………………..………………………….………………………….................... 3. Unpaid principal balance of loans measured at fair value (reported in Schedule RC - Q, Memorandum item 3): a. Loans secured by real estate: (1) Secured by 1 – 4 family residential properties…....…………………....…....………………….... (2) All other loans secured by real estate…………………………….…………………....………… b. Commercial and industrial loans………………………………………………..............................… c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)………………………………………..……….. d. Other loans………………………………….…………………………………………………............... Amount RCON 0 HT87 0 HT88 0 F585 0 HT89 0 F589 0 HT91 0 HT92 0 F597 0 … HT9 3 0 F601 M.3.a.(1) M.3.a.(2) M.3.b. M.3.c. M.3.d. M.4.a.(1) M.4.a.(2) M.4.b. M.4.c. M.4.d.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 60 of 85 RC - 45 Schedule RC - R — Regulatory Capital Part I. Regulatory Capital Components and Ratios Part I is to be completed on a consolidated basis. Dollar Amounts in Thousands RCOA Amount Common Equity Tier 1 Capital 1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares........................................................................................................ P742 3,063,000 1. 2. 2. Retained earnings (1) ............................................................................................................................. ... .. KW00 6,702,000 a. Does your institution have a CECL transition election in effect as of the quarter - end report date? (enter “0” for No; enter “1” for Yes with a 3 - year CECL transition election; enter “2” for Yes with a 5 - year 2020 CECL transition election.)............................................................................... RCOA 0 JJ29 2.a. 3. Accumulated other comprehensive income (AOCI)................................................................................... Amount RCOA (37,000) B530 3. a. AOCI opt - out election (enter “1” for Yes; enter “0” for No.) ............................................................................ RCOA 0=No 1=Yes 0 P838 3.a. 4. Common equity tier 1 minority interest includable in common equity tier 1 capital................................... 5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)................. 4. 5. Common Equity Tier 1 Capital: Adjustments and Deductions 6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)............................................................... 6. 7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs......................................................................................................................... ... ............ 8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs.................................................. 9. AOCI - related adjustments (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f): a. LESS: Net unrealized gains (losses) on available - for - sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value).......................................................................... b. Not applicable c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive 7. 8. 9.a. value; if a loss, report as a negative value)........................................................................................... 9.c. d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)......... e. LESS: Net unrealized gains (losses) on held - to - maturity securities that are included in 9.d. AOCI (if a gain, report as a positive value; if a loss, report as a negative value).................................. 9.e. f. To be completed only by institutions that entered “0” for No in item 3.a: LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relates to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value).................... Amount RCOA 0 P839 9,728,000 P840 0 P841 2,000 P842 1,000 P843 NA P844 NA P846 NA P847 NA P848 0 P849 9.f. 1. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should include the applicable portion of the CECL tran - sitional amount or the modified CECL transitional amount, respectively, in this item. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 61 of 85 RC - 46 Schedule RC - R — Continued Part I — Continued Dollar Amounts in Thousands 10. Other deductions from (additions to) common equity tier 1 capital before threshold - based deductions: a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)....................................................................................................................... ... ................ b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold - based deductions................................................................................................................... ... ... 11. Not applicable 12. Subtotal (item 5 minus items 6 through 10.b)................................................................................................... 13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, 10.a. 10.b. 12. that exceed 25 percent of item 12..................................................................................................................... 13. 14. 14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12....................................................... 15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12........................................................................................................................... ... .......... 16. Not applicable 17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital (1) to cover deductions...................................................................... 15. 17. 18. 19. 18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17).................. 19. Common equity tier 1 capital (item 12 minus item 18)...................................................................................... Additional Tier 1 Capital 20. Additional tier 1 capital instruments plus related surplus.................................................................................. 21. Non - qualifying capital instruments subject to phase - out from additional tier 1 capital..................................... 22. Tier 1 minority interest not included in common equity tier 1 capital................................................................ 23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)........................................................ 24. LESS: Additional tier 1 capital deductions........................................................................................................ 20. 21. 22. 23. 24. 25. 25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)................................................................. Tier 1 Capital 26. Tier 1 capital (sum of items 19 and 25)............................................................................................................. 26. Total Assets for the Leverage Ratio 27. Average total consolidated assets (2) ............................................................................................................... 28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24 - see instructions)............................. 29. LESS: Other deductions from (additions to) assets for leverage ratio purposes.............................................. 30. Total assets for the leverage ratio (item 27 minus items 28 and 29)................................................................ Amount RCOA 0 Q258 0 P850 9,725,000 P852 0 LB58 0 LB59 0 LB60 0 P857 0 P858 9,725,000 P859 0 P860 0 P861 0 P862 0 P863 0 P864 0 P865 9,725,000 8274 34,998,000 KW03 3,000 P875 0 B596 34,995,000 A224 27. 28. 29. 30. 1. An institution that has a CBLR framework election in effect as of the quarter - end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date. 2. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 62 of 85 RC - 47 Schedule RC - R — Continued Part I — Continued Leverage Ratio* 31. Leverage ratio (item 26 divided by item 30)........................................................................................... Percentage RCOA 27.7897% 7204 31. a. Does your institution have a community bank leverage ratio (CBLR) framework election in effect as of the quarter - end report date? (enter “1” for Yes; enter “0” for No).................................................................. RCOA 0=No 1=Yes 0 LE74 31.a. If your institution entered “1” for Yes in item 31.a: • Complete items 32 through 37 and, if applicable, items 38.a through 38.c, • Do not complete items 39 through 55.b, and • Do not complete Part II of Schedule RC - R. If your institution entered “0” for No in item 31.a: • Skip (do not complete) items 32 through 38.c, • Complete items 39 through 55.b, as applicable, and • Complete Part II of Schedule RC - R. Item 31.b is to be completed only by non - advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA - CCR) for purposes of the standardized approach and supplementary leverage ratio. b. Standardized Approach for Counterparty Credit Risk opt - in election (enter “1” for Yes; leave blank for No)............................................................................................................... RCOA 1=Yes NC99 31.b. Qualifying Criteria and Other Information for CBLR Institutions* Column B Column A Dollar Amounts in Thousands Percentage RCOA Amount RCOA NA 2170 32. Total assets (Schedule RC, item 12); (must be less than $10 billion) ............. 33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in column A and as a percentage of total assets (5% limit) in column B............................................................................ 34. Off - balance sheet exposures: a. Unused portion of conditionally cancellable commitments........................... b. Securities lent and borrowed (Schedule RC - L, sum of items 6.a and 6.b)................................................................................................... c. Other off - balance sheet exposures d. Total off - balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in column A and as a percentage of total assets (25% limit) in column B....................................... NA KX78 NA KX77 NA KX79 NA KX80 NA KX81 NA KX83 NA KX82 32. 33. 34.a. 34.b. 34.c. 34.d Dollar Amounts in Thousands 35. Unconditionally cancellable commitments............................................................................................... 35. 36. 37 36. Investments in the tier 2 capital of unconsolidated financial institutions.................................................. 37. Allocated transfer risk reserve................................................................................................................. 38. Amount of allowances for credit losses on purchased credit - deteriorated assets: a. Loans and leases held for investment................................................................................................. 38.a. 38.b. 38.c. b. Held - to - maturity debt securities........................................................................................................... c. Other financial assets measured at amortized cost............................................................................. Amount RCOA NA S540 NA LB61 NA 3128 NA JJ30 NA JJ31 NA JJ32 * Report each ratio as a percentage, rounded to four decimal places, e.g., 12.3456. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 63 of 85 RC - 48 Schedule RC - R — Continued Part I — Continued If your institution entered “0” for No in item 31.a, complete items 39 through 55.b, as applicable, and Part II of Schedule R C - R. If your institution entered “1” for Yes in item 31.a, do not complete items 39 through 55.b or Part II of Schedule RC - R. Amount RCOA Dollar Amounts in Thousands Tier 2 Capital (1) 39. Tier 2 capital instruments plus related surplus.......................................................................................... 40. Non - qualifying capital instruments subject to phase - out from tier 2 capital.............................................. 41. Total capital minority interest that is not included in tier 1 capital............................................................. 42. Adjusted allowances for credit losses (AACL) includable in tier 2 capital (2) ....................................... 43. Not applicable 44. Tier 2 capital before deductions (sum of items 39 through 42)................................................................. 45. LESS: Tier 2 capital deductions................................................................................................................ 46. Tier 2 capital (greater of item 44 minus item 45, or zero)......................................................................... Total Capital 47. Total capital (sum of items 26 and 46)...................................................................................................... Total Risk - Weighted Assets 48. Total risk - weighted assets (from Schedule RC - R, Part II, item 31).......................................................... 0 P866 0 P867 0 P868 18,000 5310 18,000 P870 0 P872 18,000 5311 9,743,000 3792 18,737,000 A223 39. 40. 41. 42. 44. 45. 46. 47. 48. Risk - Based Capital Ratios * 49. Common equity tier 1 capital ratio (item 19 divided by item 48)............................................................... 50. Tier 1 capital ratio (item 26 divided by item 48)........................................................................................ 49. 50. 51. 51. Total capital ratio (item 47 divided by item 48).......................................................................................... Capital Buffer* 52. Institution - specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments: a. Capital conservation buffer.................................................................................................................. 52.a. b. Institutions subject to Category III capital standards only: Total applicable capital buffer.................. 52.b. 53. Eligible retained income (3) ...................................................................................................................... 54. Distributions and discretionary bonus payments during the quarter (4) .................................................... Supplementary Leverage Ratio* 55. Institutions subject to Category III capital standards only: Supplementary leverage ratio information: a. Total leverage exposure (5) ................................................................................................................. Percentage RCOA 51.9027% P793 51.9027% 7206 51.9987% 7205 43.9987% H311 RCOW 2.5000% H312 Amount RCOA NA H313 NA H314 37,625,000 H015 Percentage 25.8472% H036 53. 54. 55.a. b. Supplementary leverage ratio............................................................................................................. 55.b. * Report each ratio as a percentage, rounded to four decimal places, e . g . , 12 . 3456 . 1. An institution that has a CBLR framework election in effect as of the quarter - end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date . 2. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of AACL includable in tier 2 capital . See instructions for further detail on the CECL transition provisions . 3. Non - advanced approaches institutions other than Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent. Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to the amount reported in item 52.b above. 4. Non - advanced approaches institutions other than Category III institutions must complete item 54 only if the amount reported in Schedule RC - R, Part I, item 52.a, in the Call Report for the previous calendar quarter - end report date was less than or equal to 2.5000 percent. Category III institutions must complete item 54 only if the amount reported in Schedule RC - R, Part I, item 52.a, in the Call Report for the previous calendar quarter - end report date was less than or equal to the amount reported in Schedule RC - R, Part I, item 52.b, in the Call Report for that previous report date. 5. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 64 of 85 RC - 49 Schedule RC - R — Continued Part II. Risk - Weighted Assets Institutions that entered “1” for Yes in Schedule RC - R, Part I, item 31.a, do not have to complete Schedule RC - R, Part II. Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules (1) and not deducted from tier 1 or tier 2 capital. (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) Adjustments to Totals Reported in Column A (Column A) Totals From Schedule RC Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Balance Sheet Asset Categories (2) 1. Cash and balances due from depository institutions……………………… 2. Securities: a. Held - to - maturity securities (3) ………………… b. Available - for - sale debt securities and equity securities with readily determinable fair values not held for trading………… 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold………… b. Securities purchased under agreements to resell………………………… 4. Loans and leases held for sale: a. Residential mortgage exposures…………………… b. High volatility commercial real estate exposures…………………… RCON S398 RCON D960 RCON S397 RCON D959 RCON D958 RCON S396 RCON D957 0 0 0 33,000 14,509,000 0 14,542,000 RCON S400 RCON D965 RCON D964 RCON D963 RCON HJ75 RCON HJ74 RCON D962 RCON S399 RCON D961 0 0 0 0 0 0 0 0 0 RCON S403 RCON D970 RCON D969 RCON D968 RCON HJ77 RCON HJ76 RCON D967 RCON S402 RCON JA21 0 0 0 0 0 0 375,000 0 375,000 RCON S411 RCON D974 RCON S410 RCON D973 RCON D972 RCON D971 0 0 0 0 0 0 RCON H172 RCON H171 4,920,000 4,920,000 RCON S417 RCON S416 RCON S415 RCON H173 RCON S414 RCON S413 0 0 0 0 0 0 RCON S421 RCON H177 RCON H176 RCON H175 RCON H174 RCON S420 RCON S419 0 0 0 0 0 0 0 1. 2.a. 2.b. 3.a 3.b 4.a. 4.b. 1. For national banks and federal savings associations, 12 CFR Part 3; for state member banks, 12 CFR Part 217; and for state nonmember banks and state savings associations 12 CFR Part 324. 2. All securitization exposures held as on - balance sheet assets of the reporting institution are to be excluded from items 1 through 8 and are to be reported instead in item 9. 3. Institutions should report held - to - maturity securities net of allowances for credit losses in item 2.a, column A. Institutions should report as a negative number in item 2.a, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit - deteriorated assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 65 of 85 RC - 50 Schedule RC - R — Continued Part II — Continued (Column K) (Column L) (Column P) (Column Q) (Column R) (Column S) Application of Other Risk - Weighting Approaches (1) 250% 300% 937.5% 1250% Exposure Amount Risk - Weighted Asset Amount Dollar Amounts in Thousands Amount Amount (Column M) (Column N) (Column O) Allocation by Risk - Weight Category 400% 600% 625% Amount Amount Amount Amount Amount Amount Amount Balance Sheet Asset Categories (continued) 1. Cash and balances due from depository institutions…………………………… 2. Securities: a. Held - to - maturity securities………………………… b. Available - for - sale debt securities and equity securities with readily determinable fair values 1. 2.a. RCON S405 RCON S406 RCON H271 RCON H272 not held for trading ...................... 0 0 0 0 2.b. 3.a. … 3.b RCON H273 RCON H274 0 0 4.a. RCON H275 RCON H276 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold……………… b. Securities purchased under agreements to resell..…………………………… 4. Loans and leases held for sale: a. Residential mortgage exposures………………………… b. High volatility commercial real estate exposures………………………… 0 0 4.b. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank - owned life insurance, and default fund contributions to central counterparties. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 66 of 85 RC - 51 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) (Column A) Allocation by Risk - Weight Category Adjustments Totals From to Totals Schedule 150% 100% 50% 20% 10% 4% 2% 0% Reported in RC Column A Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Dollar Amounts in Thousands 4. Loans and leases held for sale (continued): c. Exposures past due RCON S429 RCON S428 RCON S427 RCON S426 RCON HJ79 RCON HJ78 RCON S425 RCON S424 RCON S423 90 days or more or 0 0 0 0 0 0 0 0 0 on nonaccrual (1) …………… RCON S437 RCON S436 RCON S435 RCON S434 RCON HJ81 RCON HJ80 RCON S433 RCON S432 RCON S431 d. All other 0 0 0 0 0 0 0 0 0 exposures…………………… 5. Loans and leases held for investment: (2) RCON S443 RCON S442 RCON S441 RCON H178 RCON S440 RCON S439 a. Residential mortgage 111,000 2,358,000 0 1,000 0 2,470,000 exposures…………………… b. High volatility RCON S447 RCON H182 RCON H181 RCON H180 RCON H179 RCON S446 RCON S445 commercial real estate 0 0 0 0 0 0 0 exposures…………………… c. Exposures past due RCON S455 RCON S454 RCON S453 RCON S452 RCON HJ83 RCON HJ82 RCON S451 RCON S450 RCON S449 90 days or more or on 0 0 0 0 0 0 0 0 0 nonaccrual (3) ……………… RCON S463 RCON S462 RCON S461 RCON S460 RCON HJ85 RCON HJ84 RCON S459 RCON S458 RCON S457 1,043,000 12,390,000 127,000 503,000 0 0 107,000 0 14,170,000 d. All other exposures………… 6. LESS: Allowance for RCON 3123 RCON 3123 credit losses on loans 16,000 16,000 and leases ……………………… 4.c. 4.d. 5.a. 5.b. 5.c. 5.d. 6. 1. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 2. Institutions should report as a positive number in column B of items 5.a through 5.d, as appropriate, any allowances for credit losses on purchased credit - deteriorated assets reported in column A of items 5.a through 5.d, as appropriate. 3. For loans and leases held for investment, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 67 of 85 RC - 52 Schedule RC - R — Continued Part II — Continued (Column K) (Column L) (Column P) (Column Q) (Column R) (Column S) Application of Other Risk - Weighting Approaches (1) 250% 300% 937.5% 1250% Exposure Amount Risk - Weighted Asset Amount Dollar Amounts in Thousands Amount Amount (Column M) (Column N) (Column O) Allocation by Risk - Weight Category 400% 600% 625% Amount Amount Amount Amount Amount Amount Amount 4. Loans and leases held for sale (continued): c. Exposures past due 90 days or more or RCON H277 RCON H278 on nonaccrual (2) ……………… 0 0 4.c. RCON H279 RCON H280 0 0 4.d. RCON H281 RCON H282 0 0 5.a. RCON H283 RCON H284 0 0 5.b. RCON H285 RCON H286 d. All other exposures……………………… 5. Loans and leases held for investment: a. Residential mortgage exposures……………………… b. High volatility commercial real estate exposures……………………… c. Exposures past due 90 days or more or on nonaccrual (3) ………………… 0 0 5.c. RCON H287 RCON H288 0 0 5.d. d. All other exposures…………… 6. LESS: Allowance for credit losses on loans and leases ……………………… … 6. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank - owned life insurance, and default fund contributions to central counterparties. 2. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 3. For loans and leases held for investment, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 68 of 85 RC - 53 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) Adjustments to Totals Reported in Column A (Column A) Totals From Schedule RC Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON S467 RCON D980 RCON D979 RCON D978 RCON HJ87 RCON HJ86 RCON D977 RCON S466 RCON D976 7. Trading assets…………………… 8. All other assets (1, 2, 3) …………… a. Separate account bank - owned life insurance……………………… b. Default fund contributions to central counterparties………………… 0 0 0 0 0 0 0 0 0 RCON H185 RCON D985 RCON D984 RCON D983 RCON HJ89 RCON HJ88 RCON D982 RCON S469 RCON D981 16,000 857,000 1,000 100,000 0 0 131,000 887,000 2,459,000 7. 8. 8.a. 8.b. 1. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 2. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should report as a positive number in item 8, column B, the applicable portion of the DTA transitional amount as determined in accordance with the 3 - year or the 5 - year 2020 CECL transitional amount, respectively. 3. Institutions that have reported any assets net of allowances for credit losses in item 8, column A, should report as a negative number in item 8, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit - deteriorated assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 69 of 85 RC - 54 Schedule RC - R — Continued Part II — Continued … 7. 8. 8.a. … (Column S) (Column R) (Column Q) (Column P) (Column O) (Column N) (Column M) (Column L) (Column K) Dollar Amounts in Thousands Application of Other Risk - Weighting Approaches (1) Allocation by Risk - Weight Category Risk - Weighted Asset Amount Exposure Amount 1250% 937.5% 625% 600% 400% 300% 250% Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON H292 RCON H291 RCON H187 RCON H290 RCON H186 7. Trading assets…………………… 8. All other assets (2) ………………… a. Separate account bank - owned life insurance……….…………..…… b. Default fund contributions to central counterparties………………… 0 0 0 0 0 RCON H295 RCON H294 RCON S471 RCON S470 RCON H188 RCON H293 0 0 0 0 0 467,000 RCON H297 RCON H296 0 0 RCON H299 RCON H298 0 0 8.b. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank - owned life insurance, and default fund contributions to central counterparties. 2. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 70 of 85 RC - 55 Schedule RC - R — Continued Part II — Continued (Column U) (Column T) (Column Q) (Column B) (Column A) Dollar Amounts in Thousands Total Risk - Weighted Asset Amount by Calculation Methodology Allocation by Risk - Weight Category (Exposure Amount) Adjustments to Totals Reported in Column A Totals Gross - Up SSFA (1) 1250% Amount Amount Amount Amount Amount Securitization Exposures: On - and Off - Balance Sheet 9. On - balance sheet securitization exposures: a. Held - to - maturity securities (2) ……………………………………………………………………………………………… b. Available - for - sale securities……………………………………………………………………………………………… c. Trading assets……………………………………………………………………………………………………………… d. All other on - balance sheet securitization exposures…………………………………………………………………… 10. Off - balance sheet securitization exposures………………………………………………………………………………… RCON S479 RCON S478 RCON S477 RCON S476 RCON S475 0 0 0 0 0 RCON S484 RCON S483 RCON S482 RCON S481 RCON S480 0 0 0 0 0 RCON S489 RCON S488 RCON S487 RCON S486 RCON S485 0 0 0 0 0 RCON S494 RCON S493 RCON S492 RCON S491 RCON S490 0 0 0 0 0 RCON S499 RCON S498 RCON S497 RCON S496 RCON S495 0 0 0 0 0 9.a. 9.b. 9.c 9.d 10. 1. Simplified Supervisory Formula Approach. 2. Institutions should report held - to - maturity securities net of allowances for credit losses in item 9.a, column A. Institutions should report as a negative number in item 9.a, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit - deteriorated assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 71 of 85 RC - 56 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) Adjustments to Totals Reported in Column A (Column A) Totals From Schedule RC Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON S503 RCON D990 RCON D989 RCON D988 RCON HJ91 RCON HJ90 RCON D987 RCON S500 RCON 2170 11. Total balance sheet assets (1) …………………… 1,059,000 13,358,000 2,486,000 636,000 0 0 15,123,000 5,791,000 38,920,000 11. (Column R) (Column Q) (Column P) (Column O) (Column N) (Column M) (Column L) (Column K) Dollar Amounts in Thousands Application of Other Risk - Weighting Approaches Allocation by Risk - Weight Category Exposure Amount 1250% 937.5% 625% 600% 400% 300% 250% Amount Amount Amount Amount Amount Amount Amount Amount RCON H300 RCON S510 RCON S507 RCON S506 RCON S505 RCON S504 11. Total balance sheet assets (1) …………...………………………………………………… 0 0 0 0 0 467,000 11. 1. For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 72 of 85 RC - 57 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) Credit Equivalent Amount (2) CCF (1) (Column A) Face, Notional, or Other Amount Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Derivatives, Off - Balance Sheet Items, and Other Items Subject to Risk Weighting (Excluding Securitization Exposures) (3) 12. Financial standby letters of credit………………… 13. Performance standby letters of credit and transaction - related contingent items……………… 14. Commercial and similar letters of credit with an original maturity of one year or less………………………… 15. Retained recourse on small business obligations sold with recourse ………………… RCON S511 RCON D996 RCON D995 RCON D994 RCON HJ93 RCON HJ92 RCON D993 RCON D992 RCON D991 0 237,000 3,000 4,000 0 0 0 244,000 1.0 244,000 RCON S512 RCON G605 RCON G604 RCON G603 RCON D999 RCON D998 RCON D997 0 50,000 1,000 1,000 0 52,000 0.5 104,000 RCON S513 RCON G611 RCON G610 RCON G609 RCON HJ95 RCON HJ94 RCON G608 RCON G607 RCON G606 0 0 0 0 0 0 0 0 0.2 0 RCON S514 RCON G617 RCON G616 RCON G615 RCON G614 RCON G613 RCON G612 0 0 0 0 0 0 1.0 0 12. 13. 14. 15. 1. Credit conversion factor. 2. Column A multiplied by credit conversion factor. For each of items 12 through 21, the sum of columns C through J plus column R must equal column B. 3. All derivatives and off - balance sheet items that are securitization exposures are to be excluded from items 12 through 21 and are to be reported instead in item 10. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 73 of 85 RC - 58 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) (Column B) Credit Equivalent Amount (2) CCF (1) (Column A) Face, Notional, or Other Amount Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON S523 RCON S522 RCON S521 RCON S520 RCON S519 RCON S518 RCON S517 RCON S516 RCON S515 16. Repo - style transactions (3) ……………… 17. All other off - balance sheet liabilities……………… 18. Unused commitments (exclude unused commitments to asset - backed commercial paper conduits): a. Original maturity of one year or less…………… b. Original maturity exceeding one year………………………… 18. Unconditionally cancelable commitments………………… 20. Over - the - counter derivatives…………………… 21. Centrally cleared derivatives…………………… 22. Unsettled transactions (failed trades) (4) …………… 0 50,000 0 0 0 0 0 50,000 1.0 50,000 RCON S524 RCON G623 RCON G622 RCON G621 RCON G620 RCON G619 RCON G618 0 0 0 0 0 0 1.0 0 RCON S531 RCON S530 RCON S529 RCON S528 RCON HJ97 RCON HJ96 RCON S527 RCON S526 RCON S525 0 4,000 0 0 0 0 0 4,000 0.2 20,000 RCON S539 RCON G629 RCON G628 RCON G627 RCON HJ99 RCON HJ98 RCON G626 RCON G625 RCON G624 6,000 783,000 90,000 105,000 0 0 77,000 1,061,000 0.5 2,122,000 RCON S541 RCON S540 0 0.0 0 RCON S548 RCON S547 RCON S546 RCON S545 RCON S544 RCON HK01 RCON HK00 RCON S543 RCON S542 0 0 0 157,000 0 0 0 0 157,000 RCON S557 RCON S556 RCON S555 RCON S554 RCON S552 RCON S551 RCON S550 RCON S549 0 0 0 0 0 889,000 0 889,000 RCON H197 RCON H196 RCON H195 RCON H194 RCON H193 RCON H191 0 0 0 0 0 0 16. 17. 18.a. 18.b. 19. 20. 21. 22. 1. Credit conversion factor. 2. For items 16 through 19, column A multiplied by credit conversion factor. 3. Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent. 4. For item 22, the sum of columns C through Q must equal column A. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 74 of 85 Schedule RC - R — Continued Part II — Continued RC - 59 (Column S) (Column R) (Column Q) (Column P) (Column O) Dollar Amounts in Thousands Application of Other Risk - Weighting Approaches (1) Allocation by Risk - Weight Category Risk - Weighted Asset Amount Credit Equivalent Amount 1250% 937.5% 625% Amount Amount Amount Amount Amount RCON H302 RCON H301 16. Repo - style transactions (2) ……….…………………………...……………………...……… 17. All other off - balance sheet liabilities……………..…….…………………...…………….…………… 18. Unused commitments (exclude unused commitments to asset - backed commercial paper conduits): a. Original maturity of one year or less………………….…………………………...…………….… b. Original maturity exceeding one year…………………….…………………………...…………….…………… 19. Unconditionally cancelable commitments………………………………………….…………...……………. 20. Over - the - counter derivatives…………………………………………………...…………….……… 21. Centrally cleared derivatives………………………………………………………………...……… 22. Unsettled transactions (failed trades) (3) ………………………………………………...…………….…… 0 0 RCON H304 RCON H303 0 0 RCON H308 RCON H307 0 0 RCON H310 RCON H309 0 0 RCON H200 RCON H199 RCON H198 0 0 0 16. 17. 18.a. 18.b. 19. 20. 21. 22. 1. Includes, for example, exposures collateralized by securitization exposures or mutual funds. 2. Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent. 3. For item 22, the sum of columns C through Q must equal column A. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 75 of 85 RC - 60 Schedule RC - R — Continued Part II — Continued (Column J) (Column I) (Column H) (Column G) (Column F) (Column E) (Column D) (Column C) Dollar Amounts in Thousands Allocation by Risk - Weight Category 150% 100% 50% 20% 10% 4% 2% 0% Amount Amount Amount Amount Amount Amount Amount Amount 23. Total assets, derivatives, off - balance sheet items, and other items subject to risk weighting by risk - weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)…………………… 24. Risk - weight factor……………… 25. Risk - weighted assets by risk - weight category (for each column, item 23 multiplied by item 24)…………………………… RCON S561 RCON G633 RCON G632 RCON G631 RCON S560 RCON S559 RCON S558 RCON G630 1,065,000 14,482,000 2,580,000 903,000 0 0 889,000 15,200,000 X 150% X 100% X 50% X 20% X 10% X 4% X 2% X 0% RCON S572 RCON G637 RCON G636 RCON G635 RCON S571 RCON S570 RCON S569 RCON G634 1,598,000 14,482,000 1,290,000 181,000 0 0 18,000 0 23. 24. 25.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 76 of 85 RC - 61 Schedule RC - R — Continued Part II — Continued (Column Q) (Column P) (Column O) (Column N) (Column M) (Column L) (Column K) Dollar Amounts in Thousands Allocation by Risk - Weight Category 1250% 937.5% 625% 600% 400% 300% 250% Amount Amount Amount Amount Amount Amount Amount 23. Total assets, derivatives, off - balance sheet items, and other items subject to risk weighting by risk - weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22) ………………………………………………… 24. Risk - weight factor……………………………………………… 25. Risk - weighted assets by risk - weight category (for each column, item 23 multiplied by item 24)………………………………………………………… RCON S568 RCON S567 RCON S566 RCON S565 RCON S564 RCON S563 RCON S562 0 0 0 0 0 0 467,000 X 1250% X 937.5% X 625% X 600% X 400% X 300% X 250% RCON S579 RCON S578 RCON S577 RCON S576 RCON S575 RCON S574 RCON S573 0 0 0 0 0 0 1,168,000 23. 24. 25. Totals Dollar Amounts in Thousands Amount RCON 18,737,000 S580 26. Risk - weighted assets base for purposes of calculating the adjusted allowances for credit losses (AACL) 1.25 percent threshold ……………… 27. Standardized market - risk weighted assets (applicable only to banks that are covered by the market risk capital rules)……………………………... 28. Risk - weighted assets before deductions for excess AACL (1) and allocated transfer risk reserve (2) ……………………...……..…………………….. 29. LESS: Excess AACL (1) …………………………………………………………………………………………………………………………………………… 30. LESS: Allocated transfer risk reserve…………………………………………………………………………………………………………………………… 31. Total risk - weighted assets (item 28 minus items 29 and 30)………………………………………………………………………………………………… 0 S581 18,737,000 B704 0 A222 0 3128 18,737,000 G641 26. 27. 28. 29. 30. 31. 1. Institutions that have elected to apply the 3 - year or the 5 - year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of excess AACL. 2. Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable). 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 77 of 85 RC - 62 Schedule RC - R — Continued Part II — Continued Memoranda Dollar Amounts in Thousands 1. Current credit exposure across all derivative contracts covered by the regulatory capital rules……………………………………… Amount RCON 434,000 … G64 2 M.1. With a remaining maturity of Dollar Amounts in Thousands (Column C) Over five years (Column B) Over one year through five years (Column A) One year or less Amount RCON Amount RCON Amount RCON 2. Notional principal amounts of over - the - counter derivative contracts: a. Interest rate…………………………………………………………………… b. Foreign exchange rate and gold…………………………………………… c. Credit (investment grade reference asset)………………………………… d. Credit (non - investment grade reference asset)…………………………… e. Equity………………………………………………………………………… f. Precious metals (except gold)……………………………………………… g. Other………………………………………………………………………… 3. Notional principal amounts of centrally cleared derivative contracts: a. Interest rate…………………………………………………………………… b. Foreign exchange rate and gold…………………………………………… c. Credit (investment grade reference asset)………………………………… d. Credit (non - investment grade reference asset)…………………………… e. Equity………………………………………………………………………… f. Precious metals (except gold)……………………………………………… g. Other………………………………………………………………………… 5,129,000 S584 124,000 S583 122,000 S582 0 S587 0 S586 0 S585 0 S590 0 S589 0 S588 0 S593 0 S592 0 S591 0 S596 0 S595 0 S594 0 S599 0 S598 0 S597 0 S602 0 S601 0 S600 3,767,000 S605 13,487,000 S604 8,078,000 S603 0 S608 0 S607 0 S606 0 S611 0 S610 0 S609 0 S614 0 S613 0 S612 0 S617 0 S616 0 S615 0 S620 0 S619 0 S618 0 S623 0 S622 0 S621 M.2.a. M.2.b. M.2.c. M.2.d. M.2.e. M.2.f. M.2.g. M.3.a. M.3.b. M.3.c. M.3.d. M.3.e. M.3.f. M.3.g. Dollar Amounts in Thousands 4. Amount of allowances for credit losses on purchased credit - deteriorated assets: a. Loans and leases held for investment................................................................................................................... ... ..................... b. Held - to - maturity debt securities................................................................................................................... ... ............................... M.4.a. M.4.b. M.4.c. c. Other financial assets measured at amortized cost....................................................................................................................... Amount RCON 0 JJ30 0 JJ31 0 JJ32

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 78 of 85 RC - 63 Schedule RC - S — Servicing, Securitization, and Asset Sale Activities (Column G) All Other Loans, All Leases, and All Other Assets (Column B to Column F) Not applicable (Column A) 1 – 4 Family Residential Loans Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON Bank Securitization Activities 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller - provided credit enhancements ................................................................................. 2. Maximum amount of credit exposure arising from recourse or other seller - provided credit enhance - ments provided to structures reported in item 1…………………………… 3. Not applicable 4. Past due loan amounts included in item 1: a. 30 – 89 days past due ........................................................................... b. 90 days or more past due..................................................................... 5. Charge - offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller - provided credit enhancements (calendar year - to - date): a. Charge - offs .......................................................................................... b. Recoveries ........................................................................................... Item 6 is to be completed by banks with $10 billion or more in total assets. (1) 6. Total amount of ownership (or seller’s) interest carried as securities or loans………………………………………………… 7. and 8. Not applicable For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements..................................... Item 10 is to be completed by banks with $10 billion or more in total assets (1) 10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures ................................ Bank Asset Sales 11. Assets sold with recourse or other seller - provided credit enhancements and not securitized by the reporting bank............................................................................................. 12. Maximum amount of credit exposure arising from recourse or other seller - provided credit enhance - ments provided to assets reported in item 11............................................. 0 B711 0 B705 0 HU15 0 HU09 0 B739 0 B733 0 B746 0 B740 RIAD RIAD 0 B753 0 B747 0 B760 0 B754 RCON 0 HU19 RCON 0 B782 0 B776 0 B789 0 B783 0 B796 0 B790 0 B803 0 B797 1. 2. 4.a. 4.b. 5.a. 5.b. 6. 9. 10. 11. 12. 1. The $10 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 79 of 85 RC - 64 Schedule RC - S — Continued Memoranda Dollar Amounts in Thousands 1. Not applicable 2. Outstanding principal balance of assets serviced for others (includes participations serviced for others): a. Closed - end 1 – 4 family residential mortgages serviced with recourse or other servicer - provided credit enhancement.......................................................................................................... b. Closed - end 1 – 4 family residential mortgages serviced with no recourse or other servicer - provided credit enhancement.......................................................................................................... M.2.a. M.2.b. M.2.c. c. Other financial assets (includes home equity lines) (1) .................................................................................. d. 1 – 4 family residential mortgages serviced for others that are in process of foreclosure at quarter - end (includes closed - end and open - end loans)................................................................................ M.2.d. Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. (2) 3. Asset - backed commercial paper conduits: a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements: (1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company................................. M.3.a.(1) M.3.a.(2) (2) Conduits sponsored by other unrelated institutions................................................................................. b. Unused commitments to provide liquidity to conduit structures: (1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company................................. M.3.b.(1) M.3.b.(2) (2) Conduits sponsored by other unrelated institutions................................................................................. 4. Outstanding credit card fees and finance charges included in Schedule RC - S, item 1, column G (2), (3) ............................................................................................................................. ... .................. Amount RCON 0 B804 0 B805 0 A591 0 F699 0 B806 0 B807 0 B808 0 B809 0 C407 M.4. 1. Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million. 2. The $10 billion asset - size test is based on the total assets reported on the June 30, 2023 , Report of Condition. 3. Memorandum item 4 is to be completed by banks with $10 billion or more in total assets that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 06/2012

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 80 of 85 RC - 65 Schedule RC - T — Fiduciary and Related Services 1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC - T.).............................. 2. Does the institution exercise the fiduciary powers it has been granted?....................................................... 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report 1. 2. in this schedule? (If “NO,” do not complete the rest of Schedule RC - T.)....................................................... No Yes RCON x A345 x A346 x B867 3. If the answer to item 3 is “YES,” complete the applicable items of Schedule RC - T, as follows: Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31 report date) or with gross fiduciary and related services income greater than 10 percent of revenue (net interest income plus noninterest income) for the preceding calendar year must complete: • Items 4 through 22 and Memorandum item 3 quarterly, • Items 23 through 26 annually with the December report, and • Memorandum items 1, 2, and 4 annually with the December report. Institutions with total fiduciary assets (item 10, sum of columns A and B) less than or equal to $250 million (as of the preceding December 31 report date) that do not meet the fiduciary income test for quarterly reporting must complete: • Items 4 through 13 annually with the December report, and • Memorandum items 1 through 3 annually with the December report. • Institutions with total fiduciary assets greater than $100 million but less than or equal to $250 million (as of the preceding December 31 report date) that do not meet the fiduciary income test for quarterly reporting must also complete Memorandum item 4 annually with the December report. (Column D) Number of Non - Managed Accounts (Column C) Number of Managed Accounts (Column B) Non - Managed Assets (Column A) Managed Assets Dollar Amounts in Thousands Number Number Amount Amount RCON B871 RCON B870 RCON B869 RCON B868 Fiduciary and Related Assets 4. Personal trust and agency accounts...................... 5. Employee benefit and retirement - related trust and agency accounts: a. Employee benefit — defined contribution........................................................ b. Employee benefit — defined benefit................................................................ c. Other employee benefit and retirement - related accounts................................................ 6. Corporate trust and agency accounts.................... 7. Investment management and investment advisory agency accounts..................................... 8. Foundation and endowment trust and agency accounts.................................................... 9. Other fiduciary accounts........................................ 10. Total fiduciary accounts (sum of items 4 through 9)..................................... 2 2 5,000 0 RCON B875 RCON B874 RCON B873 RCON B872 0 2 0 10,000 RCON B879 RCON B878 RCON B877 RCON B876 0 3 0 9,000 RCON B883 RCON B882 RCON B881 RCON B880 1 118 0 137,000 RCON C002 RCON C001 RCON B885 RCON B884 17,606 0 74,590,000 0 RCON J254 RCON B888 RCON J253 RCON B886 28 2,647 64,000 13,960,000 RCON J258 RCON J257 RCON J256 RCON J255 0 39 0 637,000 RCON B893 RCON B892 RCON B891 RCON B890 0 0 0 0 RCON B897 RCON B896 RCON B895 RCON B894 17,637 2,811 74,659,000 14,753,000 4. 5.a. 5.b. 5.c. 6. 7. 8. 9. 10.

M.1.k. 06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 81 of 85 RC - 66 Schedule RC - T — Continued (Column D) Number of Non - Managed Accounts (Column C) Number of Managed Accounts (Column B) Non - Managed Assets (Column A) Managed Assets Dollar Amounts in Thousands Number Number Amount Amount RCON B899 RCON B898 11. Custody and safekeeping accounts........... 12. Not applicable 13. Individual Retirement Accounts, Health Savings Accounts, and other similar ac - counts (included in items 5.c and 11)......... 3,258 27,705,000 RCON J262 RCON J261 RCON J260 RCON J259 473 116 405,000 133,000 11. 13. Amount RIAD Dollar Amounts in Thousands Fiduciary and Related Services Income 14. Personal trust and agency accounts....................................................................................................... 15. Employee benefit and retirement - related trust and agency accounts: a. Employee benefit — defined contribution.............................................................................................. b. Employee benefit — defined benefit..................................................................................................... c. Other employee benefit and retirement - related accounts................................................................... 16. Corporate trust and agency accounts...................................................................................................... 17. Investment management and investment advisory agency accounts..................................................... 18. Foundation and endowment trust and agency accounts......................................................................... 19. Other fiduciary accounts..................................................................................................................... ... .. 20. Custody and safekeeping accounts......................................................................................................... 21. Other fiduciary and related services income........................................................................................... 22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)......................................................................................................... 23. Less: Expenses..................................................................................................................... ... ............... 24. Less: Net losses from fiduciary and related services.............................................................................. 25. Plus: Intracompany income credits for fiduciary and related services..................................................... 26. Net fiduciary and related services income............................................................................................... 0 B904 0 B905 0 B906 0 B907 58,000 A479 6,000 J315 1,000 J316 0 A480 2,000 B909 0 B910 67,000 4070 NA C058 0 A488 0 B911 67,000 A491 14. 15.a. 15.b. 15.c. 16. 17. 18. 19. 20. 21. 22. 23. 24. 25. 26. (Column C) All Other Accounts (Column B) Employee Benefit and Retirement - Related Trust and Agency Accounts (Column A) Personal Trust and Agency and Investment Management Agency Accounts Memoranda Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON 1. Managed assets held in fiduciary accounts: a. Noninterest - bearing deposits........................................ b. Interest - bearing deposits............................................... c. U.S. Treasury and U.S. Government agency obligations........................................................ d. State, county, and municipal obligations....................... e. Money market mutual funds.......................................... f. Equity mutual funds....................................................... g. Other mutual funds........................................................ h. Common trust funds and collective investment funds........................................................... i. Other short - term obligations.......................................... j. Other notes and bonds.................................................. k. Investments in unregistered funds and private equity investments........................................................ NA J265 NA J264 NA J263 NA J268 NA J267 NA J266 NA J271 NA J270 NA J269 NA J274 NA J273 NA J272 NA J277 NA J276 NA J275 NA J280 NA J279 NA J278 NA J283 NA J282 NA J281 NA J286 NA J285 NA J284 NA J289 NA J288 NA J287 NA J292 NA J291 NA J290 NA J295 NA J294 NA J293 M.1.a. M.1.b. M.1.c. M.1.d. M.1.e. M.1.f. M.1.g. M.1.h. M.1.i. M.1.j.

06/2012 DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 82 of 85 RC - 67 Schedule RC - T — Continued Memoranda — Continued (Column C) All Other Accounts (Column B) Employee Benefit and Retirement - Related Trust and Agency Accounts (Column A) Personal Trust and Agency and Investment Management Agency Accounts Dollar Amounts in Thousands Amount RCON Amount RCON Amount RCON NA J298 NA J297 NA J296 1. l. Other common and preferred stocks…………………… m. Real estate mortgages…….……………………….…… n. Real estate……………………………………………… o. Miscellaneous assets…………………………………… p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)........................... NA J301 NA J300 NA J299 NA J304 NA J303 NA J302 NA J307 NA J306 NA J305 NA J310 NA J309 NA J308 M.1.l. M.1.m. M.1.n. M.1.o. M.1.p. (Column B) Number of Managed Accounts (Column A) Managed Assets Dollar Amounts in Thousands Number RCON Amount RCON 1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds…………………………………………………………… NA J312 NA J311 M.1.q. (Column B) Principal Amount Outstanding (Column A) Number of Issues Dollar Amounts in Thousands Amount Number RCON RCON B928 2. Corporate trust and agency accounts: a. Corporate and municipal trusteeships…………………………………………… (1) Issues reported in Memorandum item 2.a that are in default....................... b. Transfer agent, registrar, paying agent, and other corporate agency………… 0 NA B927 RCON J314 NA NA J313 NA B929 M.2.a. M.2.a.(1) M.2.b. Memorandum items 3.a through 3.h are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31 report date. Memorandum item 3.h only is to be completed by banks with collective investment funds and common trust funds with a total market value of less than $1 billion as of the preceding December 31 report date. (Column B) Market Value of Fund Assets (Column A) Number of Funds Dollar Amounts in Thousands Amount RCON Number RCON 3. Collective investment funds and common trust funds a. Domestic equity……………………………………………………………………… b. International/Global equity………………………………………………………… c. Stock/Bond blend…………………………………………………………………… d. Taxable bond………………………………………………………………………… e. Municipal bond……………………………………………………………………… f. Short - term investments/Money market…………………………………………… g. Specialty/Other………………………………………………………………………. h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)…………………………………… 420,000 B932 3 B931 176,000 B934 1 B933 0 B936 0 B935 96,000 B938 1 B937 174,000 B940 1 B939 0 B942 0 B941 0 B944 0 B943 866,000 B946 6 B945 M.3.a. M.3.b. M.3.c. M.3.d. M.3.e. M.3.f. M.3.g. M.3.h.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 83 of 85 RC - 68 Schedule RC - T — Continued Memoranda — Continued (Column C) Recoveries (Column B) Gross Losses Non - Managed Accounts (Column A) Gross Losses Managed Accounts Dollar Amounts in Thousands Amount RIAD Amount RIAD Amount RIAD 4. Fiduciary settlements, surcharges, and other losses: a. Personal trust and agency accounts……………………….…… b. Employee benefit and retirement - related trust and accounts……………..…………..…………..…………..………… c. Investment management and investment advisory agency accounts……………..…………..…………..…………..………… d. Other fiduciary accounts and related services………………… e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC - T, item 24)……………………………………..… NA B949 NA B948 NA B947 NA B952 NA B951 NA B950 NA B955 NA B954 NA B953 NA B958 NA B957 NA B956 NA B961 NA B960 NA B959 M.4.a. M.4.b. M.4.c. M.4.d. M.4.e. Person to whom questions about Schedule RC - T — Fiduciary and Related Services should be directed: Scott Iacono, Director Name and Title (TEXT B962) Scott.Iacono@db.com E - mail Address (TEXT B926) 212 - 250 - 8948 Area Code / Phone Number / Extension (TEXT B963) 212 - 797 - 0541 Area Code / FAX Number (TEXT B964) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 84 of 85 RC - 69 Schedule RC - V — Variable Interest Entities (1) (Column B) Other VIEs (Column A) Securitization Vehicles Dollar Amounts in Thousands Amount RCON Amount RCON 1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs: a. Cash and balances due from depository institutions ......................................... b. Securities not held for trading ............................................................................ c. Loans and leases held for investment, net of allowance, and held for sale…… d. Other real estate owned………………..………..………...................................... e. Other assets ....................................................................................................... 2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank: a. Other borrowed money ...................................................................................... b. Other liabilities ................................................................................................... 3. All other assets of consolidated VIEs (not included in items 1.a through 1.e above) ....................................................... 4. All other liabilities of consolidated VIEs (not included in items 2.a and 2.b above) .............................................................. 0 JF84 0 J981 0 HU21 0 HU20 0 HU23 0 HU22 0 JF89 0 K009 0 JF90 0 JF91 0 JF85 0 JF92 0 JF86 0 JF93 0 JF87 0 K030 0 JF88 0 K033 1.a. 1.b. 1.c. 1.d. 1.e. 2.a. 2.b. 3. 4. Dollar Amounts in Thousands RCON Amount JF77 0 5. Total assets of asset - backed commercial paper (ABCP) conduit VIEs....................................................... 6. Total liabilities of ABCP conduit VIEs.......................................................................................................... 5. 6. JF78 0 1. Institutions should report assets net of any applicable allowance for credit losses. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 85 of 85 RC - 70 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income The management of the reporting bank may, if it wishes , submit a brief narrative statement on the amounts reported in the Consolidated Reports of Condition and Income . This optional statement will be made available to the public, along with the publicly available data in the Consolidated Reports of Condition and Income, in response to any request for individual bank report data . However, the information reported in Schedule RI - E, item . g ; Schedule RC - C, Part I, Memorandum items 17 . a and 17 . b ; Schedule RC - O, Memorandum items 6 through 9 , 14 , 15 , and 18 ; and Schedule RC - P, items 7 . a and 7 . b, is regarded as confidential and will not be made available to the public on an individual institution basis . BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer - file releases to the public . All information furnished by the bank in the narrative statement must be accurate and not misleading . Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy . If, subsequent to the original submission, material changes are submitted for the data reported in the Consolidated Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure ; the bank, at its option, may replace it with a statement appropriate to the amended data . CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS . Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement ; i . e . , DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None . ” The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750 - character limit described above) . THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE . DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN . A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK . The optional statement must be entered on this sheet . The state - ment should not exceed 100 words . Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences . If any submission should exceed Comments?.................................................................................................................... ... ................................................. No Yes RCON x 6979 BANK MANAGEMENT STATEMENT (please type or print clearly; 750 character limit): (TEXT 6980) 06/2012